                                                                   Exhibit 10.8

                               SUBLEASE AGREEMENT


I.       DEFINED TERMS:

BASE RENT MONTHLY:        $4,500.00 (1,500 square feet @
                          $3.00 per rentable square foot)

BUILDING:                 1430 O'Brien Drive, Menlo Park, CA

EFFECTIVE DATE:           OCTOBER 1, 1998

EXPIRATION DATE:          SEPTEMBER 30, 2000

LANDLORD:                 Menlo Business Park, Joint Venture, a
                          California general partnership

LEASABLE SQUARE FEET:     1,500 square feet

MASTER LEASE:             That certain Lease dated March 21, 1988 as amended on
                          March 23, 1992, June 23, 1993 and April 10, 1997
                          between Menlo Business Park as Landlord, and ETAK,
                          Inc., as Tenant.

PERMITTED USES:           General Office

PREMISES:                 That portion of Building 7 along with the
                          non-exclusive use of a pro-rata share of parking spaces as shown on Exhibit "A" together with shared use of the Common Areas

COMMENCEMENT DATE:        OCTOBER 1, 1998

SUBLESSEE:                Drug Abuse Sciences, Inc.

SUBLESSEE'S ADDRESS:      1430 O'Brien Drive, Suite E
                          Menlo Park, CA  94025

SUBLESSOR:                ETAK, Inc.

SUBLESSOR'S ADDRESS:      1605 Adams Drive
                          Menlo Park, CA  94025

TERM:                     Twenty-four (24) months

EXHIBITS:                 EXHIBIT "A" - Premises
                          EXHIBIT "B" - Master Lease
                          EXHIBIT "C" - Landlord's Consent

         THIS SUBLEASE AGREEMENT ("SUBLEASE") is entered into as of the Effective Date by and between Sublessor and Sublessee.

         THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

         A. Sublessor is presently a lessee of the Premises in the Building pursuant to the Master Lease by and between Landlord and Sublessor. A copy of the Master Lease with all exhibits and addenda thereto, is attached hereto as EXHIBIT "B".

         B. Sublessor desires to sublease a portion of the Premises to Sublessee and Sublessee desires to sublease a portion of the Premises ("SUBLEASE PREMISES") from Sublessor on all of the terms, covenants and conditions hereinafter set forth.

         C. All of the terms and definitions in the Definitions Section are incorporated herein by this reference.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

         1. SUBLEASE. Sublessor shall sublease to Sublessee, and Sublessee shall sublease from Sublessor the Premises for the Term upon all of the terms, covenants and conditions herein contained. In addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements ("IMPROVEMENTS") on the Premises constructed and/or owned by Sublessor or Landlord, upon all of the terms, covenants and conditions herein contained. As used herein, "PREMISES" shall include the Sublease Premises and the Improvements.

                  1.1 ACCESS. Sublessee and Sublessee's employees, agent, contractors and suppliers shall have the right at any time after the Commencement Date to enter the Premises, at their sole risk. Sublessee shall provide Sublessor, before such entry, with certificates of the insurance required of Sublessee pursuant to the terms of this Sublease.

         2. CONDITION OF PREMISES. As of the Effective Date, Sublessee acknowledges that Sublessee shall have conducted Sublessee's own investigation of the Premises and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Premises and Sublessee's willingness to enter this Sublease. Sublessee recognizes that Sublessor would not sublease the Premises except on an "as is" basis (except painting and cleaning of carpet) and acknowledges that Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Premises. Sublessee shall rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied. Sublessee further recognizes and agrees that neither Sublessor nor Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Premises; provided, however, Sublessor shall deliver the Premises to Sublessee in broom clean condition and in the same arrangement and condition as the Premises now is, except that Sublessor shall remove on or before the Commencement Date all of Sublessor's furnishings (except those furnishings noted in Addendum One) located on the Premises and shall repair wall damage, touch up paint and shampoo carpets.

*Sublessee hereby acknowledges that the Premises is accessible only through a ground floor entrance and that Premises is not accessible by elevator or other handicapped accessible means.

         3.       SUBLEASE SUBJECT TO MASTER LEASE.

                  3.1 INCLUSIONS. It is expressly understood, acknowledged and agreed by Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in
Section 3.2 herein, modified as appropriate in the circumstances so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Sublessor of the particular Premises covered hereby. Sublessee shall assume, be subject to, be bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Premises and shall satisfy all applicable terms and conditions of the Master Lease for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears; for the purposes of this Sublease, the word "Sublessee" shall be substituted, and wherever the word "Landlord" appears, for the purpose of this Sublease, the word "Sublessor" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Sublessee or upon the failure of Sublessee to pay Rent or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control. It is further understood and agreed that Sublessor has no duty or obligation to Sublessee under the aforesaid Articles and Sections of the Master Lease other than to maintain the Master Lease in full force and effect during the Term of this Sublease; provided, however, that Sublessor shall not be liable to Sublessee for any earlier termination of the Master Lease which is not due to the fault of Sublessor. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent to Landlord, said provisions shall be construed to require the written consent of both Landlord and Sublessor. Sublessee hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof without the fault of Sublessor shall likewise terminate this Sublease.

                  3.2 EXCLUSIONS. The terms and provisions of the following Sections and portions of the Master Lease are not incorporated into this
Sublease:

                           (i) As to the Master Lease: Sections 3 (definitions
of Commencement Date, Monthly Rent, Premises, Tenant's Proportionate Share of Building Expenses, Tenant's Proportionate Share of Project Expenses and Term; 5.a; 7; 11.a; 16; 17.c; 19; 26; and 32.

                  3.3 TIME FOR NOTICE. The time limits provided for in the provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

         4. LANDLORD'S OBLIGATIONS. It shall be the obligation of Landlord to
(i) provide all services to be provided by Landlord under the terms of the Master Lease and (ii) to satisfy all obligations and covenants of Landlord made in the Master Lease. Sublessee acknowledges that Sublessor shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce all obligations of Landlord under the Master Lease.

         5. RENT.

                  5.1 BASE RENT. Upon execution hereof, Sublessee shall deliver the first MONTHS Base Rent to Sublessor, to be applied against Sublessee's obligation for Base Rent for the month of OCTOBER, 1998. Sublessee shall pay to Sublessor the Base Rent in advance on the first day of each month of the Term, commencing on the Commencement Date. In the event the first day of the Term shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor, in lawful money of the United States and without deduction or offset for any cause whatsoever.

                  5.2 BUILDING EXPENSES AND PROJECT EXPENSES. Sublessor shall be responsible for all costs and expenses of every kind and nature which may be imposed, pursuant to the Master Lease including, but not limited to, additional rent, operating costs, and tax costs, all as defined in the Master Lease.

         6. USE. The Premises is to be used for the Permitted Uses, and for no other purpose or business without the prior written consent of Landlord and Sublessor. In no event shall the Premises be used for a purpose or use prohibited by the Master Lease.

         7. REPAIRS AND MAINTENANCE. Sublessor shall be responsible for maintaining the Buildings in good operation condition and repair and for providing the following services and utilities: garbage collection, HVAC maintenance and repair, and general building maintenance. Sublessee shall, at Sublessee's sole expense, repair any area damaged by Sublessee, Sublessee's agents, employees and visitors. Sublessee acknowledges that Sublessor is under no duty to make repairs or improvements to the Premises, other than those specifically listed in Addendum One, and Sublessee hereby waives any right it may have at law or in equity to enforce the same. Notwithstanding the foregoing, to the extent Landlord is obligated under the Master Lease to make any repairs in or to the Premises, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce such obligation of Landlord.

         8. ASSIGNMENT. Sublessee shall not assign this Sublease or further sublet any portion of the Premises, or mortgage, pledge, hypothecate, license, or in any manner transfer its interest in the Premises or this Sublease.

         9. DAMAGE AND DESTRUCTION.

                  9.1 TERMINATION OF MASTER LEASE. If the Premises is damaged or destroyed and Landlord or Sublessor exercises any option either may have to terminate the Master Lease, if any, this Sublease shall terminate as of the date of the termination of the Master Lease.

                  9.2 CONTINUATION OF SUBLEASE. If the Master Lease is not terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect. Sublessee shall be obligated to repair the Premises to substantially the condition it was in prior to such damage or destruction to the extent that insurance proceeds exist to cover the cost of such repairs, provided, however, (i) that Sublessor shall diligently enforce any obligation of Landlord to rebuild the Premises in accordance with the Master Lease; and (ii) Sublessor shall make available to Sublessee insurance proceeds Sublessor receives as a result of such damage or destruction limited to Sublessee's actual out of pocket expenses.

         10. EMINENT DOMAIN.

                  10.1 TOTAL CONDEMNATION. If all of the Premises is condemned by eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("CONDEMNED" or "CONDEMNATION"), this Sublease shall terminate as of the date of title vesting in such proceeding, and Base Rent shall be adjusted to the date of termination.

                  10.2 PARTIAL CONDEMNATION. If any portion of the Premises is Condemned, and Sublessor exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease. If this Sublease is not terminated following any such Condemnation, this Sublease shall remain in full force and effect and Sublessor shall promptly restore the Premises to the extent of any Condemnation proceeds recovered by Sublessor and, in addition, Sublessor shall diligently enforce any rights under the Master Lease to require Landlord to rebuild the Premises. Base Rent shall be equitably adjusted to take into account interference with Sublessee's ability to conduct its operations on the Premises as a result of the Premises being Condemned. Sublessee hereby waives the provisions of California Code of Civil Procedure
Section 1265.130 permitting a court of law to terminate this Sublease.

                  10.3 SUBLESSEE'S AWARD. Subject to the provisions of the Master Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such compensation as may be separately awarded to Sublessee in connection with costs and removing Sublessee's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

         11. INSURANCE. All insurance policies required to be carried by Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

         12. END OF TERM. At least two months prior to the expiration of the Sublease, Sublessor and Sublessee shall determine whether Sublessee, or the Landlord intends to require restoration, repair, or removal of any items installed, modified, or damaged by Sublessee during the Term. If such restoration or repair is required, Sublessee shall promptly and diligently undertake such action and complete such work to Sublessor's reasonable satisfaction of or before the Expiration Date. Upon the expiration of the Term or sooner termination of this Sublease, Sublessee shall return the Premises to Sublessee broom clean, in substantially the same condition as existed on the Commencement Date, reasonable wear and tear excepted.

         13. SECURITY. Sublessee acknowledges that Sublessor has no obligation or responsibility to Sublessee, under this Sublease, for security for the Premises. Sublessee shall take all necessary and appropriate measures to safeguard the Premises.

         14.      MISCELLANEOUS.

                  14.1 ENTIRE AGREEMENT. This Sublease contains all of the covenants, conditions and agreements between the parties concerning the Premises, and shall supersede all prior correspondence, agreements and understandings concerning the Premises, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

                  14.2 CAPTIONS. All captions and headings in this Sublease are for the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

                  14.3 LANDLORD'S CONSENT. This Sublease is conditioned upon Landlord's written approval of this Sublease on or before the Commencement Date. If Landlord refuses to consent to this Sublease, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Premises.

                  14.4 AUTHORITY. Each person executing this Sublease on behalf of a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

                  14.5 ATTORNEYS' FEES. In the event either party shall bring any action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

                  14.6 BROKER. Each party hereto represents to the other that it has not had any dealings with a broker in connection with this Sublease other than Tarlton Properties, Inc. Each party indemnifies the other and agrees to hold the other party harmless from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any broker for commissions or fees resulting from this Sublease.

         15. HOLDING OVER. Unless an agreement for a Sublease extension has been reached and subject to Sublessor's and Landlord's prior approval of any holdover, such holdover shall be on a month to month basis terminable by either party upon thirty days (30) written notice to the other. In such event, Base Rent shall be increased to one hundred twenty five percent (125%) of the Base Rent payable during the last month of the subleased Term. If Sublessor or Landlord does not approve holdover, Sublessee shall be in violation of the Sublease if Sublessee has not vacated the Subleased Premises at the end of the Term in the manner required by the Sublease.

         16. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor the sum of Nine Thousand dollars ($9,000.00) as a Security Deposit for the full and faithful performance of every provision of this Sublease to be performed by Sublessee. If Sublessee defaults with respect to any provision of this Sublease, Sublessor may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which the Sublessor may spend or become obligated to spend as outlined in Section 7 of the Lease.

         IN WITNESS WHEREOF, the parties hereto have executed two (2) or more copies of this Sublease, effective as of the Effective Date.

Sublessor                                              Sublessee


ETAK, Inc.                                             Drug Abuse Sciences, Inc.


By:     /s/ Louis F. Corrado                      By:    /s/  Stanley A. Kaplan
   --------------------------------                  --------------------------
Print Name: Louis F. Corrado                                  Stanley A. Kaplan


Its:    Director, HR & General Affairs                   Its:  President & CEO
    ----------------------------------                       ------------------

                                    EXHIBIT A
                                    PREMISES


MENLO BUSINESS PARK                                                  BUILDING #7



SKETCH OF PROPERTY.

                                                                      EXHIBIT B

                               MENLO BUSINESS PARK


                               STANDARD FORM LEASE

                                 by and between


               MENLO BUSINESS PARK and PATRICIAN ASSOCIATES, INC.


                                  ("Landlord")

                                       and

                                   ETAK, INC.

                                   ("Tenant")

                                      LEASE

                                TABLE OF CONTENTS


PARAGRAPH                                                              Page
---------                                                              -----
1.  PARTIES...............................................................3

2.  PREMISES..............................................................3

3.  DEFINITIONS...........................................................3

         (a)  Alterations.................................................3
         (b)  Anticipated Commencement Date...............................3
         (c)  Building....................................................3
         (d)  Building Expenses...........................................3
         (e)  CC&R's......................................................4
         (f)  City........................................................4
         (g)  Commencement Date...........................................4
         (h)  County......................................................4
         (i)  HVAC........................................................4
         (j)  Interest Rate...............................................4
         (k)  Landlord's Agents...........................................4
         (l)  Lot 7.......................................................4
         (m)  Monthly Rent................................................4
         (n)  Outside Area................................................4
         (o)  Premises....................................................4
         (p)  Project.....................................................4
         (q)  Common Area Expenses........................................4
         (r)  Real Property Taxes.........................................5
         (s)  Reference Rate..............................................5
         (t)  Rent........................................................5
         (u)  Security Deposit............................................5
         (v)  Sublease....................................................5
         (w)  Subrent.....................................................5
         (x)  Subtenant...................................................5
         (y)  Tenant Improvements.........................................5
         (z)  Tenant Improvement Amounts..................................5
         (aa)  Tenant's Personal Property.................................6
         (bb)  Tenant's Proportionate Share of Building Expenses..........6
         (cc)  Tenant's Proportionate Share of Common Area Expenses.......6
         (dd)  Term.......................................................6
         (ee)  Termination Date...........................................6

4.  LEASE TERM............................................................6

         (a)  Term........................................................6


         (b)  Commencement Date...........................................6
         (c)  Commencement Date Memorandum................................6
         (d)  Tenant Delays...............................................6
         (e)  Early Entry.................................................7
         (f)  Termination.................................................7
         (g)  Options to Extend...........................................7

5.  RENT..................................................................8

         (a)  Monthly Rent................................................8
         (b)  Adjustments.................................................8
         (c)  Additional Rent.............................................9
         (d)  Prorations..................................................9

6.  INTEREST AND LATE PAYMENT CHARGES.....................................9


7.  SECURITY DEPOSIT.....................................................10


8.  HOLDING OVER.........................................................10


9.  TENANT IMPROVEMENTS..................................................11


10.  CONDITION OF PREMISES...............................................11


11.  USE OF THE PREMISES.................................................12

         (a)  Tenant's Use...............................................12
         (b)  CC&R's.....................................................12
         (c)  Compliance.................................................12

12.  QUIET ENJOYMENT.....................................................13


13.  ALTERATIONS.........................................................13

         (a)  Permitted Alterations......................................13
         (b)  Notice.....................................................14

14.  SURRENDER OF THE PREMISES...........................................15


15.  REAL AND PERSONAL PROPERTY TAXES....................................15

         (a)  Payment by Tenant..........................................15
         (b)  Tax on Improvements........................................16
         (c)  Proration..................................................16
         (d)  Payment on Expiration of Term..............................16
         (e)  Personal Property Taxes....................................16
         (f)  Failure to Pay.............................................16

16.  UTILITIES AND SERVICES..............................................16


17.  BUILDING EXPENSES...................................................17

         (a)  Definition.................................................17

                                      ii

         (b)  Payment....................................................18
         (c)  Tenant's Repairs and Maintenance...........................18
         (d)  Landlord's Repairs and Maintenance.........................18
         (e)  Waiver and Landlord Liability for Repairs..................19

18.  COMMON AREA EXPENSES................................................19

         (a)  Common Areas...............................................19
         (b)  Use of Common Areas........................................19
         (c)  Specific Provisions re: Vehicle Parking....................20
         (d)  Maintenance of Common Areas................................20
         (e)  Tenant's Share and Payment.................................21

19.  PARKING.............................................................21


20.  [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]...........................21


21.  [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]...........................21


22.  LANDLORD'S RIGHT TO ENTER THE PREMISES..............................21


23.  SIGNS...............................................................22


24.  INSURANCE...........................................................22

         (a)  Indemnification............................................22
         (b)  Tenant's Insurance.........................................23
         (c)  Land Insurance.............................................23
         (d)  Deductibles................................................24
         (e)  Certificates...............................................24
         (f)  Increased Coverage.........................................24
         (g)  Co-Insurer.................................................24
         (h)  Insurance Requirements.....................................24
         (i)  Landlord's Disclaimer......................................25
         (j)  Failure to Pay.............................................25

25.  WAIVED OF SUBROGATION...............................................25


26.  DAMAGE OR DESTRUCTION...............................................25

         (a)  Landlord's Obligation to Rebuild...........................25
         (b)  Landlord's Right to Terminate..............................25
         (c)  Limited Obligation to Repair...............................26
         (d)  Abatement of Rent..........................................26
         (e)  Uninsured Casualty.........................................27

27.  CONDEMNATION........................................................27

         (a)  Total Taking -Termination..................................27
         (b)  Partial Taking.............................................27
         (c)  No Apportionment of Award..................................28
         (d)  Temporary Taking...........................................28

                                     iii

         (e)  Sale Under Threat of Condemnation..........................28

28.  ASSIGNMENT AND SUBLETTING...........................................28

         (a)  Landlord's Consent.........................................28
         (b)  Sublease Form..............................................29
         (c)  No Waiver..................................................29
         (d)  Information to be Furnished................................29
         (e)  Landlord's Alternatives....................................29
         (f)  Proration..................................................30
         (g)  Executed Original..........................................30
         (h)  Transfer to Purchaser......................................30
         (i)  Tenant Affiliates..........................................30

29.  DEFAULT.............................................................31

         (a)  Tenant's Default...........................................31
         (b)  Remedies...................................................32
         (c)  Landlord's Default.........................................33

30.  SUBORDINATION.......................................................34


31.  NOTICES.............................................................34


32.  ATTORNEYS'FEES......................................................35


33.  ESTOPPEL CERTIFICATE................................................35


34.  TRANSFER OF THE PREMISES BY LANDLORD................................36


35.  LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS......................36


36.  TENANT'S REMEDY.....................................................36


37.  MORTGAGE PROTECTION.................................................36


38.  BROKERS.............................................................36


39.  ACCEPTANCE..........................................................37


40.  RECORDING...........................................................37


41.  [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]...........................37


42.  MODIFICATIONS FOR LENDER............................................37


43.  SEWER FEES..........................................................37


44.  GENERAL.............................................................37

         (a)  Captions...................................................37
         (b)  Executed Copy..............................................37

                                     iv

         (c)  Time.......................................................37
         (d)  Separability...............................................38
         (e)  Choice of Law..............................................38
         (f)  Gender; Singular, Plural...................................38
         (g)  Binding Effect.............................................38
         (h)  Waiver.....................................................38
         (i)  Entire Agreement...........................................38
         (j)  Authority..................................................38
         (k)  Contingency................................................39
         (l)  Release....................................................39
         (m)  Exhibits...................................................39
         (n)  Lease Summary..............................................39

                                  LEASE SUMMARY



Lease Date:  March 21, 1988

Landlord:  Menlo Business Park and Patrician Associates, Inc.

For Menlo                      12121 Wilshire Blvd.
Business Park:                 Suite 512
                               Los Angeles, California  90025
                               Attn:  John O. Lewis

With a copy to:                The Lewis & Tarlton Company
                               P.O. Box 1212
                               Los Altos, California   94023
                               Attn:  Lorrin C. Tarlton

For Patrician                  Bankers Life Building
Associates, Inc.:              Fifth Floor
                               711 High Street
                               Des Moines, Iowa  50307

Address of Tenant:

Prior to                       1455 Adams Drive
Commencement Date:             Menlo Park, California

After Commencement             1430 O'Brien Drive, Suite A
Date:                          Menlo Park, California

Contact: Matt Pitchon      Telephone:       (415) 328-3825

Premises:         Approximately 25,775 sq. ft. of Building No. 7
                  (consisting of 18,222 sq. ft. on the ground floor and 7,553 sq. ft. on the mezzanine level)

Building Address:          1430 O'Brien Drive, Suite A
                           Menlo Park, California

Square Footage of Building No. 7:  63,390 sq. ft.

Square Footage of all leasable Lots within the Project:  2,060,693

Tenant's Percentage Share of Common
                                         Area Expenses:        25.775  =  40.66%
                                                               ------
                                                               63,390

Tenant's Percentage Share
       of Project Expenses:                          153,594 x 40.66%  =  3.03%
                                                     ----------------
                                                     2,060,693

Anticipated Commencement Date:      May 15, 1988

Term: Thirty-Six (36) months, with one (1) 2-year option to extend

Monthly Rent:              $16,622.64/month, triple net, with annual CPI
                           adjustments

Security Deposit:          $30,000.00

Signage: One monument sign in common with other tenants of Building No. 7, per Menlo Park Signage Ordinance; one
                           (1) identification sign to be painted, at Tenant's sole expense, on the glass frontage of the Premises.

                                      LEASE


         1. PARTIES. THIS LEASE (the "Lease"), dated ____________________ ____________________, 1988, is entered into by and between MENLO BUSINESS PARK, a California general partnership, whose address is 12121 Wilshire Boulevard, Suite 512, Los Angeles, California 90025, and PATRICIAN ASSOCIATES, INC., a California corporation, whose address is Fifth Floor, Bankers Life Building, 711 High Street, Des Moines, Iowa 50307 ("Landlord") and ETAK, INC., a California corporation, whose address is 1455 Adams Drive, Menlo Park, California ("Tenant").

         2. PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those certain premises (the "Premises") consisting of 25,775 square feet of combined ground floor and mezzanine space in that certain building ("Building") commonly known as 1430 O'Brien Drive containing a total area of approximately 63,390 square feet, all as shown on EXHIBIT "A-1" attached hereto, together with the right to use in common with the other tenants of the Building the driveways and walkways for access thereto. Tenant shall have the right to use the parking areas described in Paragraph 19 and shown on EXHIBIT "A-1" hereto, and the Common Areas located within the Outside Areas of the Project, as such terms are hereinafter defined, subject to the terms of this Lease. Upon the Commencement Date (as hereinafter defined) or as soon thereafter as is practicable, Landlord's engineer or architect shall enter the Premises for the purpose of re-measuring the Premises. Upon completion of said re-measurement, said engineer shall deliver to Landlord and Tenant certificates which, for the purposes of this Lease, shall conclusively establish the area (in square feet) of the Premises, at which time, Tenant's Proportionate Share of Building Expenses (as hereinafter defined), Tenant's Proportionate Share of Common Area Expenses (as hereinafter defined) and Tenant's proportionate share of parking spaces contained in Lot 7 (as hereinafter defined) shall be adjusted to reflect the findings of said engineer or architect.

         3. DEFINITIONS. The following terms shall have the following meanings in this Lease:

                  (a) "ALTERATIONS" shall mean any alterations, decorations, additions or improvements made in, on or about the Building or the Premises after the Commencement Date, including, but not limited to, lighting, heating, ventilating, air conditioning and electrical fixtures, pipes and conduits, partitioning, wall coverings, cabinetry, carpeting and/or other floor covering, ceiling tile, fixtures and carpentry installations.

                  (b)      "ANTICIPATED COMMENCEMENT DATE" shall be May 15,
         1988.

                  (c) "BUILDING" shall mean that certain building of approximately sixty-three thousand three hundred ninety (63,390) square feet the address of which is 1430 O'Brien Drive, Menlo Park, California.

                  (d) "BUILDING EXPENSES" shall mean those expenses related to the Building as defined by Paragraph 17 of this Lease.

                  (e) "CC&R'S" shall mean those certain covenants, conditions and restrictions recorded August 14, 1985, as Instrument No. 85082618, Records of San Mateo County, California, as the same are amended from time to time.

                  (f) "CITY" shall mean the City of Menlo Park, State of California.

                  (g) "COMMENCEMENT DATE" shall mean the first day of the Lease as determined in accordance with Paragraph 4(b).

                  (h) "COUNTY" shall mean the County of San Mateo, State of California.

                  (i) "HVAC" shall mean the heating, ventilating and air conditioning system serving the Building.

                  (j) "INTEREST RATE" shall mean the "Reference Rate" described below, but in no event greater than the maximum rate of interest permitted by law.

                  (k) "LANDLORD'S AGENTS" shall mean Landlord's authorized agents, contractors, partners, subsidiaries, directors, officers and employees.

                  (l) "LOT 7" shall mean the legal lot containing 153,594 square feet of land area upon which the Building is situated.

                  (m) "MONTHLY RENT" shall mean the rent payable pursuant to Paragraph 5(a), as adjusted from time to time pursuant to the terms of this Lease.

                  (n) "OUTSIDE AREA" shall mean all areas and facilities within the Project exclusive of the Premises and other portions of the Project leased exclusively to other tenants. The Outside Area includes, but is not limited to, striped parking areas, access and perimeter roads, sidewalks, landscaped areas and similar areas and facilities. Tenant's use of the Outside Areas shall be subject to the reasonable rules and regulations established by Landlord from time to time.

                  (o) "PREMISES" shall mean the 25,775 square foot portion of the Building (consisting of 18,222 square feet on the ground floor and 7,553 square feet on the mezzanine level) for the exclusive use of Tenant, as shown on EXHIBIT "A-1" hereto and non-exclusive access rights to the Building and the use of 71 of the 177 parking spaces on Lot 7.

                  (p) "PROJECT" shall mean that certain real Property, and all improvements thereon, including the Building, other buildings, if any, and related improvements, as shown on EXHIBIT "A-2" hereto.

                  (q) "COMMON AREA EXPENSES" shall mean those expenses related to the Project as set forth in Paragraph 18 of this Lease.

                  (r) "REAL PROPERTY TAXES" shall mean any form of tax, assessment, license, fee, rent tax, levy, penalty (if a result of Tenant's delinquency), real property or other tax (other than Landlord's federal and state net income, gross receipts, estate, succession, inheritance, or franchise taxes), now or hereafter imposed by any authority having the direct or indirect power to tax or by any city, county, state or federal government or any improvement district or other district or division thereof, whether such tax or any portion thereof: (i) is determined by the area of the Premises or any part thereof or the rent and other sums payable hereunder by Tenant or by other tenants of the Project, including, but not limited to, any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such rent or other sums due under this Lease;
         (ii) is levied or assessed in lieu of, in substitution for, or in addition to, existing or additional taxes with respect to the Project or the Premises whether or not now customary or within the contemplation of the parties; or (iii) is based upon any legal or equitable interest of Landlord in the Project or the Premises or any part thereof.

                  (s) "REFERENCE RATE" shall mean two percent (2%) above the rate of interest as publicly announced by Wells Fargo Bank for ninety (90) day unsecured loans to corporate borrowers with the highest credit standing.

                  (t) "RENT" shall mean Monthly Rent plus the Additional Rent defined in Paragraph 5(c).

                  (u) "SECURITY DEPOSIT" shall mean that amount held by Landlord pursuant to Paragraph 7.

                  (v) "SUBLEASE" shall mean any transfer, sublease, assignment, license or concession agreement, encumbrance or hypothecation of this Lease or the Tenant's interest in the Lease or in and to all or any portion of the Premises. If Tenant is a partnership, a withdrawal or change of partners owning more than a fifty percent (50%) interest in such partnership, or if Tenant is a privately held corporation, any transfer of more than fifty percent (50%) of its outstanding stock, shall constitute a transfer herein.

                  (w) "SUBRENT" shall mean consideration of any kind received, or to be received, by Tenant from a Subtenant as a result of its sublease.

                  (x) "SUBTENANT" shall mean the person or entity with whom a Sublease agreement is proposed to be or is made.

                  (y) "TENANT IMPROVEMENTS" shall mean those certain improvements to the Premises to be constructed pursuant to EXHIBIT "B".

                  (z) "TENANT IMPROVEMENT AMOUNTS" shall mean the Additional Rent paid by Tenant to Landlord in order to compensate Landlord for the cost of additional Tenant Improvements.

                  (aa) "TENANT'S PERSONAL PROPERTY" shall mean Tenant's removable trade fixtures, furniture, equipment and other personal property in the Premises.

                  (bb) "TENANT'S PROPORTIONATE SHARE OF BUILDING EXPENSES" shall mean the square footage of the Premises (25,775) divided by the square footage of the Building (63,390) which equals 40.66%.

                  (cc) "TENANT'S PROPORTIONATE SHARE OF COMMON AREA EXPENSES" shall mean the square footage of Lot 7 (153,594) times 40.66% (62,451.3204) divided by the square footage of the leaseable Lots in the Project (2,060,693) which equals 3.03%.

                  (dd) "TERM" shall mean the term of this Lease set forth in Paragraph 4(a) as it may be extended pursuant to Paragraph 4(g) below.

                  (ee) "TERMINATION DATE" shall mean the date upon which this Lease shall terminate pursuant to the terms of this Lease.

                  4.       LEASE TERM.

                           (a) TERM. The Term of this Lease shall be for a period of thirty-six (36) months from the Commencement Date.

                           (b) COMMENCEMENT DATE. The Commencement Date of this Lease shall be the earliest occurring of the following dates:

                                    (i)      The date by which (A) the City has
                  approved the Tenant Improvements constructed pursuant to EXHIBIT "B" in accordance with its building code, as evidenced by its written approval of such Tenant Improvements in accordance with the building permits issued for such Tenant Improvements, and (B) the architect supervising the construction of the Tenant Improvements has certified in writing to Tenant and Landlord that Tenant Improvements described in EXHIBIT "B" have been substantially completed in accordance with the Plans approved by the parties; or

                                    (ii)     The date Tenant commences occupancy
                  of the Premises, for the purpose of commencing its business therein in the ordinary course, with the written consent of Landlord.

                  (c) COMMENCEMENT DATE MEMORANDUM. When the actual Commencement Date is determined, the parties shall execute a Commencement Date Memorandum setting forth such date in the form shown in EXHIBIT "C".

                  (d) TENANT DELAYS. If the Commencement Date has been delayed beyond the Anticipated Commencement Date due to "Tenant Delays" as described in EXHIBIT "B", then Tenant shall pay to Landlord on the

         Commencement Date the sum calculated pursuant to the provisions of said EXHIBIT "B".

                  (e) EARLY ENTRY. If Tenant is permitted to enter the Premises prior to the Commencement Date for the purpose of inspection of the work in progress, or for the fixturing of the Premises or for any other purpose permitted in writing by Landlord, such early entry shall be at Tenant's sole risk and subject to all the terms and provisions set forth in Paragraph 12 of EXHIBIT "B".

                  (f)      TERMINATION.

                           (i) Subject to delays due to causes beyond the reasonable control of Landlord, Landlord shall use reasonable speed and diligence in the construction of the Tenant Improvements and shall use its commercially reasonable best efforts to have the Premises ready for Tenant's occupancy on or before the Anticipated Commencement Date; provided, however, that nothing contained in this Lease shall be construed to create a liability on the part of Landlord for its failure, due to any cause other than the gross negligence or willful misconduct of Landlord, to have the Premises ready for occupancy on said date, as extended pursuant to the provisions of Subparagraph 4(f)(ii) below.

                           (ii) Except as extended for the period of time equal to any "Tenant Delays" as described in Subparagraph (d) above, if the Commencement Date shall not have occurred before six (6) months from the date hereof, either party, at its option, and at no fault to the terminating party, may terminate this Lease by giving thirty (30) days written notice of its election to so terminate to the other party. If this option is exercised by either party, this Lease shall be of no further force or effect, and neither party shall have any right or claim against the other except with respect to claims of gross negligence or willful misconduct. Both parties hereby agree to cooperate in good faith and with due diligence in order to avoid the termination contemplated by this Subparagraph 4(f)(ii), including the permission by Landlord to allow Tenant to enter upon and occupy, on a reasonable rental proration, those portions of the Premises which are complete and which Tenant may occupy pursuant to applicable law.

                  (g)      OPTIONS TO EXTEND. Landlord hereby grants Tenant one
         (1) option (the "Option") to extend the Term for a period of two (2) years (the "Extension Term"). The Option must be exercised, if at all, by written notice from Tenant to Landlord delivered at least four (4) months (or earlier if practicable) prior to the expiration of the initial Term. All of the terms and conditions of this Lease shall remain in effect during the Extension Term except for Monthly Rent, which shall be as set forth below in Paragraph 5. Notwithstanding the foregoing, Tenant shall not be permitted to exercise the Option if, on the date of such exercise Tenant either (i) is in default under this Lease or (ii) has elected to have the Mezzanine improved as set forth in

         EXHIBIT "B". Notwithstanding anything contained in this Lease to the contrary, in the event Tenant elects to have the Mezzanine improved as set forth in EXHIBIT "B", Tenant's right to exercise the Option shall thereupon cease and Landlord and Tenant hereby agree that the Term of this Lease shall terminate three (3) years from the date upon which such "Mezzanine improvements" are completed.

                  5.       RENT.

                           (a) MONTHLY RENT. Tenant shall pay to Landlord, in lawful money of the United States, for each calendar month of the Term, Monthly Rent in the amount of Sixteen Thousand Six Hundred Twenty-Two and 64/100 Dollars ($16,622.64), subject to the adjustment as provided in Paragraph 5(b) below, in advance, on the first day of each calendar month of the Term, without abatement, deduction, claim, offset, prior notice or demand. Tenant shall pay to Landlord Sixteen Thousand Six Hundred Twenty-Two and 64/100 Dollars ($16,622.64), which amount represents Monthly Rent payable for the first month of the Term on or prior to the date of Tenant's occupancy of the Premises.

                           (b)      ADJUSTMENTS.

                                    (i)      The Monthly Rent as set forth
                  hereinabove shall be increased effective on the yearly anniversary of the Commencement Date of each year during the Term of this Lease or the Extension Term, as the case may be, in accordance with the percentage increase, if any, in the Consumer Price Index - Urban Wage Earners and Clerical Works (San Francisco-Oakland Area; Base: 1982-84=100) ("Index"), as published by the United States Department of Labor, Bureau of Labor Statistics. The Index for the month next preceding the yearly anniversary of the Commencement Date of this Lease or the Extension Term, as the case may be, shall be compared with the Index for the like month of the previous year and the Monthly Rent shall be increased and paid thereafter in accordance with the percentage increase, if any, between such Indices. In no event, however, shall the percentage increase in any year during the Term of this Lease or the Extension Term, as the case may be, be less than four percent (4%) or greater than eight percent (8%) of the Monthly Rent in effect for the immediately preceding year of the Term or the Extension Term, as the case may be. Should said Bureau discontinue the publication of the above Index, or publish the same less frequently, or vary the method of calculation of same, or alter the same in some other manner, then Landlord shall adopt, at its sole discretion, a substitute index or substitute procedure which reasonably reflects and monitors comparable consumer prices.

                           (ii) In the event the "Costs" (as such term is defined in Paragraph 5 of EXHIBIT "B") of designing and constructing the Tenant Improvements exceed the Improvement Allowance (as such term is defined in EXHIBIT "B") and all or any portion of such excess is attributable to Tenant's "Changes in Plans" (as provided in EXHIBIT "B"), the Monthly Rent shall be increased by an amount equal to One and Five-Tenths Cent ($.015) multiplied by the dollar difference between the Improvement Allowance and the final "Costs" of the Tenant Improvements.

                           (iii) In the event Tenant elects to have the "mezzanine space" contained in the Premises improved as provided in EXHIBIT "B", the Monthly Rent shall be increased, upon completion of such improvements, by an amount equal to One and Five-Tenths Cent ($.015) multiplied by the cost of designing and constructing said improvements. If the cost of said improvements exceeds One Hundred Eighty-Eight Thousand Eight Hundred Twenty-Five Dollars ($188,825.00), Tenant shall pay to Landlord within thirty (30) days of invoice, that portion of the actual cost that exceeds One Hundred Eighty-Eight Thousand Eight Hundred Twenty-Five Dollars ($188,825.00).

                  (c) ADDITIONAL RENT. All amounts required to be paid by Tenant under this Lease (exclusive of Monthly Rent), including, without limitation, Real Property Taxes payable pursuant to Paragraph 15 hereof, repair and maintenance charges payable pursuant to Paragraph 17 hereof and insurance premiums payable pursuant to Paragraph 24 hereof shall constitute Additional Rent.

                  (d)      PRORATIONS. If the Commencement Date is not the first
        (1st) day of a month, or if the Termination Date of this Lease is not the last day of a month, a prorated installment of Monthly Rent shall be paid for the fractional month during which this Lease commences or terminates.

         6. INTEREST AND LATE PAYMENT CHARGES. In the event Tenant fails to make any payment to Landlord when due, such payment shall accrue interest from the date such payment was due, until paid, at the Interest Rate, as defined in Paragraph 3(i) above. In addition, Tenant acknowledges that late payment by Tenant to Landlord of Rent and other charges provided for under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult or impracticable to fix. Such costs include, but are not limited to, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and notes secured by any encumbrance covering the Premises, or late charges and penalties due to late payment of Real Property Takes due on the Premises. Therefore, if any installment of Rent or any other charge due from Tenant is not received by Landlord within ten (10) days after receipt of written notice that such payment is due (the "Grace Period"), then, commencing with the second such occurrence, Tenant shall pay to Landlord an additional sum equa1 to six percent (6%) of the amount overdue as a late charge for every month or portion thereof that the Rent or other charges remain unpaid. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of any late charge shall not constitute a waiver by Landlord of Tenants default with respect to the overdue amount, and shall not prevent Landlord from exercising any of the other rights and remedies available to Landlord for any other breach of Tenant under this Lease. Notwithstanding the foregoing, upon the fifth (5th) occurrence during the Term of this Lease of Tenant's failure to pay Monthly Rent or Additional Rent within ten (10) days after the date when due, Landlord may condition its acceptance of future Rent upon a requirement that Tenant concurrently execute an amendment to this Lease which provides that Monthly Rent for the next twelve (12) months of the Term of this Lease shall be made in quarterly installments, in advance, in an amount equal to the sum of the Monthly Rent amounts payable during such three (3) month period.

INITIALS:

                  --------------------                -------------------------
                  Landlord                            Tenant

                  7.       SECURITY DEPOSIT.

                           (a) Landlord and Tenant hereby acknowledge that the sum of Thirty Thousand Dollars ($30,000.00) held by Landlord as a security deposit for the full and faithful performance of that certain lease agreement by and between Landlord and Tenant, dated August 14, 1985, encumbering that certain building located at 1455 Adams Drive, Menlo Park, California ("Building 15") (the "Building 15 Lease") shall be held by Landlord as a Security Deposit for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may apply all or any part of the Security Deposit for the payment of any Rent or other sum in default, the repair of such damage to the Premises or the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord mar suffer by reason of Tenants default to the full extent permitted by law. If any portion of the Security Deposit is so applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the Security Deposit. If Tenant is not otherwise in default, the Security Deposit or any balance thereof shall be returned to Tenant within thirty (30) days of the Termination Date.

                  8. HOLDING OVER. In the event Tenant remains in possession of all or any part of the Premises after the Termination Date, such possession shall constitute a month-to-month tenancy only and shall not constitute a renewal or extension for any further term. In such event, Monthly Rent shall be increased to an amount equal to (a) one hundred fifty percent (150%) of the Monthly Rent payable during the last month of the Term, as extended, if such hold-over was without the written consent of Landlord, or (b) one hundred fifteen percent (115%) of the Monthly Rent payable during the last month of the Term, as extended, if such hold-over was with the written consent of Landlord. In either event, Tenant shall also pay any other sums due hereunder in the amount and at the times specified in this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and condition contained herein.

                  9. TENANT IMPROVEMENTS. The Tenant Improvements to the Premises shall be constructed in accordance with the Plans and with the terms of the Work Letter Agreement attached hereto as EXHIBIT "B".

                  10.      CONDITION OF PREMISES.

                           (a) Within ten (10) days after the completion of the Tenant Improvements, Tenant shall conduct a walk-through inspection of the Premises with Landlord and complete a punch-list of items needing correction or additional work; which punch-list shall be approved in writing by Landlord and Tenant. Other than latent defects and the items specified in the punch-list, by taking possession of the Premises, Tenant shall be deemed to have accepted the Premises in a good, clean and completed condition and repair. The punch-list shall not include any damage to the Premises caused by Tenant's move-in; which damage shall be repaired or corrected by Tenant, at its expense. Tenant acknowledges that, other than as specifically set forth in the Lease, neither Landlord nor Landlord's Agents has made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, and that neither Landlord nor Landlord's Agents has agreed to undertake any Alterations or construct any Tenant Improvements or other improvements to the Premises except as expressly provided in this Lease. If Tenant fails to submit a punch-list to Landlord within such ten (10) day period, it shall be deemed that there are no items other than latent defects needing additional work or repair. Landlord's contractor shall complete all Landlord approved punch-list items within thirty (30) days after the walk-through inspection or as soon as practicable thereafter.

                           (b) Landlord warrants to Tenant that the Premises, in its state existing on the date that the Lease Term commences, but without regard to the use for which Tenant will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on the Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of Landlord, after written notice from Tenant, to rectify promptly, at Landlord's sole cost and expense, any such violation.

                           (c) Landlord hereby assigns to Tenant all rights, remedies and benefits of all warranties Landlord may have from or against any contractor, subcontractor, supplier or manufacturer with regard to defects in the material or workmanship of the Premises, including, without limitation, the Building, Tenant Improvements and Alterations. By taking possession of and accepting the Premises, Tenant shall not be deemed to have waived any right or warranty concerning any defect in the material or workmanship of the Premises.

         11.      USE OF THE PREMISES.

                  (a) TENANT'S USE. Tenant shall use the Premises solely for office, research and development, and manufacturing purposes, and for uses related thereto. Use of the Outside Area of the Project shall be nonexclusive, except for walkways, parking spaces and other areas appurtenant to the Building designed for the exclusive use of the occupants thereof.

                  (b) CC&R'S. Tenant agrees that this Lease is subject and subordinate to the CC&R's. Tenant acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the Term, Tenant shall faithfully and timely perform all acts required of tenants generally in Menlo Business Park, and subject to Landlord's obligation to perform under such CC&Rs with respect to the Outside Areas, and Tenant shall otherwise comply with the CC&R's and any modification or amendments thereof, including the payment by Tenant of any periodic or special dues or assessments charged against the Premises. Tenant hereby specifically agrees to comply with the provisions of the CC&R's and the City of Menlo Park regulations prohibiting parking on the streets and the storage of materials in the parking areas surrounding the Building. Tenant shall hold Landlord, Landlord's Agents and Premises harmless and indemnify Landlord and Landlord's Agents against any loss, expense, damage, attorneys' fees and costs or liability arising out of or in connection with the failure of Tenant to so perform or comply with the CC&R's.

                  (c)      COMPLIANCE.

                           (i) Tenant shall not use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental law, rule, regulation or requirement of any duly constituted public authority having jurisdiction over the Premises now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. Tenant shall not commit any public or private nuisance or any other act or thing which might or would disturb the quiet enjoyment of any other tenant of Landlord or any occupant of nearby property. Tenant shall place no loads upon the floors, walls or ceilings in excess of the maximum designed load specified by Landlord or which may damage the Building or Outside Areas, nor place any harmful liquids in the drainage systems, nor dump or store waste materials, refuse or other materials or allow such to remain outside the Building proper, except in the enclosed trash areas constructed for such purpose.

                           (ii) In particular, Tenant, at its sole cost, shall comply with all laws relating to the storage, use and disposal of hazardous, toxic or radioactive matter, including those materials identified in

                  Sections 66680 through 66685 of Title 22 of the
                  California Administrative Code, Division 4, Chapter 30
                  ("Title 22") as amended from time to time
                  (collectively "Toxic Materials". Landlord hereby acknowledges that Tenant presently uses and shall continue to use small amounts of cleaning solvents ("Cleaning Solvents") from time to time in the ordinary course of its business and that Tenant intends to store of said Cleaning Solvents on the Premises. Tenant agrees that it shall, at its sole cost, comply with all laws (present and future) that relate to the storage, use and disposal of all such Cleaning Solvents at all times during the term of this Lease. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord and Landlord's Agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with its storage, use and disposal of Toxic Materials and said Cleaning Solvents. Tenant shall further be solely responsible for and shall defend, indemnify and hold Landlord, Landlord's Agents and the Premises harmless from and against all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature to their condition existing prior to the appearance of the Toxic Materials and said Cleaning Solvents on the Premises. Tenant's obligations hereunder shall survive the termination of this Lease.

                           (iii) Tenant shall, at its own cost and expense, promptly and properly observe and comply with, including the making by Tenant of any Alteration to the Premises, all present and future orders, regulations, directions, rules, laws, ordinances, and requirements of all governmental authorities (including, without limitation, state, municipal, county and federal governments and their departments, bureaus, boards and officials) arising from the use or occupancy of, or applicable to, the Premises or privileges appurtenant to or in connection with the enjoyment of the Premises; provided, however, that if such compliance is not due to a specific use of the Premises made by Tenant, as opposed to use of such facilities generally, then Landlord shall, at its cost and expense, effect any such compliance and shall amortize the cost of such compliance over the longest available period, consistent with generally accepted accounting principles, with Tenant paying for its share of such cost to the extent of the period of such amortization falling within the Term of this Lease.

                  12. QUIET ENJOYMENT. Landlord covenants that Tenant, upon performing the terms, conditions and covenants of this Lease, shall have quiet and peaceful possession of the Premises as against any person claiming the same by, through or under Landlord.

                  13.      ALTERATIONS.

                           (a)      PERMITTED ALTERATIONS. After the
         Commencement Date, Tenant shall not make or permit any Alterations in, on or about the Premises, except for non-structural Alterations costing Five Thousand Dollars ($5,000.00) or less per Alteration, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. All alterations shall be construed pursuant to plans and specifications approved in writing by Landlord. Notwithstanding the foregoing Tenant shall not, without the prior written consent of Landlord, make any:

                           (i) Alterations to the exterior of the Building or the Outside Areas;

                           (ii) Alterations to or penetrations of the structural portions of the Building including, without limitation, the roof, or which will interfere with the proper functioning of any mechanical facilities or equipment located in the Building or Project; and

                           (iii) Alterations visible from outside the Building to which Landlord may withhold consent based on wholly aesthetic grounds.

         All Alterations shall be installed at Tenant's sole expense, in compliance with all applicable laws and the CC&R's, by a licensed contractor. The work shall be done in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Commencement Date, and shall not diminish the value of either the Building or the Project. Tenant shall, if required by Landlord, obtain and pay for, at its own expense, a completion and indemnity bond, the form and amount of which shall be subject to the approval of Landlord. All Alterations made by Tenant, unless otherwise agreed in writing by Landlord upon approval thereof, shall be and become the property of Landlord upon the installation thereof and shall not be deemed Tenant's Personal Property; provided, however, that Landlord may, at its option, require that Tenant, upon the termination of this Lease, at Tenant's expense, remove any or all nonstructural Alterations installed by Tenant and return the Building to its condition as of the Commencement Date of this Lease, normal wear and tear excepted. Notwithstanding any other provision of this Lease, Tenant shall be solely responsible for the maintenance and repair of any and all Alterations made by it to the Premises.

                  (b) NOTICE. Tenant shall give Landlord written notice of Tenant's intention to perform work on the Premises which might result in any claim of lien prior to the commencement of such work and Landlord may post and record a Notice of Nonresponsibility or other notice Landlord deems proper. Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the property of which the Premises are a part relative to work performed by or on behalf of Tenant, nor against Tenant's leasehold interest in the Premises. If Tenant fails to remove any lien(s) filed against the Premises or all or any portion of the Project in connection with any work performed or any work claimed to have been performed by or at the direction of Tenant within thirty (30) days from the date of the lien filing(s), then Landlord may remove such liens(s) at

         Tenant's expense and Tenant shall reimburse Landlord for all costs incurred by Landlord in connection with the removal of the lien(s), which amount shall be deemed Additional Rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and attorneys' fees with interest thereon at the Interest Rate.

                  14. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in its condition existing as of the Commencement Date, normal wear and tear and acts of God excepted, with all interior walls in good repair, all carpets shampooed and cleaned, all floors cleaned and waxed, and the HVAC equipment in working condition, all to the reasonable satisfaction of Landlord. Tenant shall remove from the Premises all of Tenant's Alterations which Landlord requires Tenant to remove pursuant to Paragraph 13 above and all Tenant's Personal Property, and shall repair any damage and perform any restoration work caused by such removal; provided, however, that if Tenant is then in default after all applicable grace periods, Tenant shall not be entitled to remove Tenant's Personal Property except as specified by written notice delivered by Landlord to Tenant and except as to the rights granted to holders of secured interest in such property perfected prior to the date of this Lease, and except as permitted by Landlord pursuant to executed Landlord lien waivers. If Tenant fails to remove such Alterations and Tenant's Personal Property which Tenant is authorized and obligated to remove pursuant to the above, and such failure continues after the termination of this Lease, Landlord may retain such property and all rights of Tenant with respect to it shall cease, or Landlord may place all or any portion of such property in public storage for Tenant's account. Tenant shall pay to Landlord, upon demand pursuant to California Civil Code Sections 1980-1991, inclusive, the costs of removal of any such Alterations and Tenant's Personal Property and storage and transportation costs of same, and the cost of repairing and restoring the Premises, together with interest at the Interest Rate from the date of expenditure by Landlord. If the Premises are not so surrendered at the termination of this Lease, Tenant hereby agrees to indemnify Landlord and its Agents against all loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant, losses to Landlord due to lost opportunities to lease to succeeding tenants, and attorneys' fees and costs.

         15.      REAL AND PERSONAL PROPERTY TAXES.

                  (a) PAYMENT BY TENANT. Tenant shall pay, as Additional Rent, Tenant's pro rata share of all Real Property Taxes levied against the Building or Lot 7 during the Term as they shall respectively become due and payable. Landlord agrees to forward to Tenant copies of all notice and tax bills pertaining to the Premises upon receipt. If Tenant shall fail to pay Tenant's pro rata share of Real Property Taxes prior to any penalty or delinquency, Landlord shall have the right but not the obligation to: (i) pay the same, in which case Tenant shall immediately repay such amount to Landlord including interest at the Interest Rate from the date paid by Landlord until the date of payment by Tenant; and (ii) exercise any and all remedies available to Landlord pursuant to Paragraph 29. Tenant may contest the amount or validity of any Real Property Taxes by appropriate proceeding, provided that Tenant shall promptly pay such taxes unless such proceeding shall operate to prevent or stay the collection of the tax so contested. Landlord shall join in any such proceeding if any law shall so require, provided that Tenant shall indemnify Landlord against any liability, cost or expense in connection therewith, including, without limitation, attorney's fees and costs. Notwithstanding anything in the foregoing to the contrary, however, Tenant shall not be responsible for the amount of any increase in Real Property Taxes (excluding any such increase due to the normal yearly reassessment) in excess of 120% of the Real Property Taxes for the prior assessment prior arising as a result of a transfer by Landlord of the Premises.

                  (b) TAX ON IMPROVEMENTS. Tenant shall pay any increase in Real Property Taxes attributable to any and all Alterations and Tenant Improvements of any kind whatsoever placed in, on or about the Premises for the benefit of, at the request of, or by Tenant.

                  (c) PRORATION. Tenant's liability to pay Real Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included at the commencement or expiration of the Term. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvements or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual Real Property Taxes levied against the Premises.

                  (d) PAYMENT ON EXPIRATION OF TERM. If this Lease terminates on a date earlier than the end of a fiscal tax year, Landlord shall deliver to Tenant a statement setting forth the amount of Real Property Taxes to be paid by Tenant prorated to the date of termination. Tenant shall pay to Landlord such prorated amount within fifteen (15) days of Tenant's receipt of the statement.

                  (e) PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed or levied against Tenant's Personal Property in, on or about the Premises. When possible, Tenant shall cause its Personal Property to be assessed and billed separately from the real or personal property of Landlord.

                  (f) FAILURE TO PAY. Tenant's failure to pay any of the charges required to be paid under this paragraph shall constitute a material default under this Lease.

         16. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly all charges for water, gas, electricity, telephone, refuse pickup, janitorial service, telephone service and all other utilities, materials and services furnished directly to or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Landlord shall cause the gas and electricity service to the Premises to be separately metered. The cost of installing such meters shall be deducted from the Improvement Allowance (as such term is defined in EXHIBIT "B"). Water service charges shall be reasonably pro rated to Tenant. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Premises; provided, however, that if due to Landlord's negligent acts or willful misconduct such service is interrupted and Tenant is unable for more than two consecutive business days to use the Premises, then Monthly Rent shall be abated, commencing with the date of such interruption, until such service is restored. No such failure or interruption shall entitle Tenant to terminate this Lease or otherwise to withhold or abate Rent or other sums due hereunder. Notwithstanding the foregoing, however, Landlord shall provide a security guard, with an automobile containing a cellular telephone, for the Project on a twenty-four
(24) hour per day, seven (7) day per week basis.

         17.      BUILDING EXPENSES.

                  (a) DEFINITION. Tenant shall pay from time to time during the term of this Lease (but not more frequently than monthly), within thirty (30) days of presentation of invoice therefor from Landlord, Tenant's Proportionate Share of Building Expenses, which in this Lease shall mean and refer to the "Costs of Operation and Maintenance" of the Building. "Costs of Operation and Maintenance" as used in this Lease shall be deemed to mean and refer to those expenses incurred by Landlord with respect to the operation and maintenance of the Building and Lot 7 which, in accordance with generally accepted accounting principles consistently applied to the operation, maintenance and security of a first class light manufacturing/research and development building, are properly chargeable to the operation and maintenance of the Building and Lot 7, which costs shall include without limitation, repair and maintenance to the roof and the exterior walls of the Building, landscape services, heating, ventilation and air conditioning maintenance contracts, supplies, compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining or cleaning of the Building or Lot 7, costs of Building security, rental of personal property used in such maintenance, the insurance required to be carried by Landlord with respect to the Building as set forth in this Lease, and all other charges directly related to the operation and maintenance of the Building and Lot 7, or which are more economically handled by Landlord. Regardless of the actual percentage of occupancy of the Building, for purposes of this Paragraph 17, the Costs of Operation and Maintenance will be calculated as though the Building were fully occupied. Costs of Operation and Maintenance shall specifically exclude any leasing commissions, advertising and promotion expenditures, legal and auditing fees (other than reasonable legal and auditing fees necessarily incurred in connection with the maintenance and operation of the Building and Lot 7, but not with respect to the leasing or improving of the Building or the resolution of disputes with any tenants of the Building), depreciation of the Building, interest on debt, expenses incurred by Landlord on behalf of or for the benefit of other tenants, all expenses for which Landlord is compensated pursuant to the provisions of this Lease or through proceeds from insurance or a third party, costs of capital improvements and equipment (except for "cost saving" capital improvements or equipment; which, for the purposes of this Lease, shall mean capital improvements or equipment (amortized over the useful life of said capital improvement or equipment) where the present value of the projected savings in the "Cost of Operation and Maintenance" of the Building exceeds the present value of the projected costs of said capital improvement or equipment) and all costs incurred by Landlord due to the violation by Landlord of any law regulation or ordinance, the CC&Rs, any mortgage, deed of trust or ground lease covering the Building or any provision of this Lease or any other lease relating to the Building. Landlord hereby agrees that all Building Expenses shall be fully audited and shall be available for inspection by Tenant throughout the Term on an "open book" basis.

                  (b) PAYMENT. Tenant's payment of Tenant's Proportionate Share of Building Expenses shall constitute Additional Rent payable by Tenant under this Lease. In addition thereto, Tenant shall pay all of any costs incurred by Landlord as a direct result of Tenant's disproportionate use of the Building or Lot 7.

                  (c) TENANT'S REPAIRS AND MAINTENANCE. In addition to the payments to be made by Tenant pursuant to the provisions set forth above, Tenant shall, at Tenant's sole costs and expense, keep and maintain the Premises, including without limitation, all floors, subfloors, floor coverings, windows, ceilings, interior walls, fixtures, doors, electrical and lighting equipment, plumbing, heating, air conditioning, ventilating systems and immediate loading areas within the Premises and Tenant's signs, in all respects in good repair and in clean and safe condition, reasonable wear and tear excepted, and if impractical to repair then the foregoing items shall be replaced. Tenant shall, at Tenant's sole cost and expense, immediately upon breakage, replace all glass in the Premises that may be broken during the Term with glass at least equal to the specification and quality of the glass so replaced. If Tenant fails to fulfill its obligations hereunder, Landlord shall have the option, after five (5) days written notice to Tenant, to assume any or all of the foregoing maintenance and repair responsibilities; provided, however, that if Tenant notifies Landlord within such five (5) day period of its intention to assume its maintenance and repair responsibilities, Landlord shall allow Tenant a maximum of thirty (30) days within which to make such repairs. If at the end of such thirty (30) day period, Tenant has failed to complete said repairs, Landlord shall have the right to enter the Premises, effectuate the repairs and require Tenant to reimburse Landlord, as Additional Rent, for the cost of all such services, together with an accounting and management services fee of five percent (5%) of the cost of such services.

                  (d) LANDLORD'S REPAIRS AND MAINTENANCE. Subject to the provisions of Paragraphs 17(c), 26 and 27, Landlord hereby agrees to maintain and repair, when necessary, at its sole cost, the structural components of the Building (including the utility systems located within such structural components); which structural components include only the foundations, bearing and exterior walls (excluding glass and doors) and the roof (excluding skylights, if any) of the Building.

                  (e) WAIVER AND LANDLORD LIABILITY FOR REPAIRS. Tenant waives the provisions of Sections 1941 and 1942 of the California Civil Code and any similar or successor law regarding Tenant's right to make repairs and deduct the expenses of such repairs from the Rent due under this Lease. Further, Landlord shall not be liable for any failure to make any repair or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repair or maintenance is given to Landlord by Tenant. Except as provided in Paragraphs 16 and 26(d), there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein.

                  18.      COMMON AREA EXPENSES.

                           (a) COMMON AREAS. As used in this Lease, "Common Areas. shall mean the Recreational Area depicted on EXHIBIT "A-2", the Streetscape, which is a ten-foot strip of planted area located throughout the Project, and all other areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants including, but not limited to, sidewalks, access roads, landscaping and planted areas. Landlord may from to time change the size, location, nature and use of any of the Common Areas, including converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities, and Tenant's Proportionate Share of Common Area Expenses will be appropriately amended, to the extent that the square footage of the land in the Project available for lease is changed from the total set forth in EXHIBIT "A-2" of this Lease, which total is 2,060,693 square feet, based upon which total square footage Tenant's Proportionate Share of Common Area Expenses is calculated (153,594 square feet [which is the land area for Building No. 7] multiplied by 40.66% [which is Tenant's Proportionate Share of Building Expenses] divided by 2,060,693 equals 3.03%). Tenant acknowledges that the exercise by Landlord of its right to change the size, location, nature and use of the Common Areas may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted so long as they do not materially adversely affect Tenant's access to or use of the Premises.

                  (b) USE OF COMMON AREAS. Tenant shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best effort to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in and to the Common Areas as, in Landlord's judgment, may be desirable to improve the

         Project; provided that such action does not materially adversely interfere with Tenant's access to or use of the Premises. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.

                  (c) SPECIFIC PROVISIONS RE: VEHICLE PARKING. Tenant shall not cause large trucks or other large vehicles to be parked within the Project or on the adjacent public streets. Temporary parking of large delivery vehicles in the Project may be permitted by the rules and regulations established by Landlord. Vehicles shall be parked only in striped parking spaces on Lot 7 and not in driveways, loading areas or other locations not specifically designated for parking. If Tenant parks more vehicles in its parking areas than the number set forth pursuant to Paragraph 19 below, such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each such additional vehicle.

                  (d) MAINTENANCE OF COMMON AREAS. Notwithstanding anything in this Lease to the contrary, Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first class industrial/commercial real property development. Tenant shall pay Tenant's Proportionate Share of Common Area Expenses, which shall include all costs incurred by Landlord for the operation and maintenance of the Common Areas. Common Area Expenses include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than Tenant's signs or signs of any other tenant of the Project); premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas, and Worker's Compensation Insurance; compensation and all fringe benefits and payroll taxes paid to, for or with respect to all persons engaged in the operating, maintaining, or cleaning of the Common Area; all Real Property Taxes and assessments levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintaining, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; a fee for Landlord's supervision of the Common Areas in the amount of five percent (5%) of the total of all other Common Area costs for the calendar year; and other charges directly related to the operation and maintenance of the Common Area which are more economically handled by Landlord. Landlord may cause any or all of such services to be provided by third parties. Common Area costs shall not include depreciation of real property which forms part of the Common Areas and all items which are specifically excluded from the Building Expenses as set forth in Paragraph 17(a) above. Regardless of actual occupancy of the Project, for the purpose of this Paragraph, the costs for the operation and maintenance of the Common Areas will be computed as though the Project were 100% leased and occupied (but in no event shall such calculation result in a profit to Landlord or any third party).

                  (e) TENANT'S SHARE AND PAYMENT. Tenant shall pay Tenant's Proportionate Share of Common Area Expenses, in advance, in monthly installments on the first day of each month during the Lease Term (prorated for any fractional month). Landlord may adjust such estimates at any time and from time to time based upon Landlord's experience and reasonable anticipation of costs. Such adjustments shall be effective as of the next rent payment date after notice to Tenant. Within thirty
         (30) days after the end of each calendar year of the Lease Term, Landlord shall deliver to Tenant a statement prepared in accordance with generally accepted accounting principles setting forth, in reasonable detail, the actual Common Area Expenses paid or incurred by Landlord during the preceding calendar year and Tenant's pro rata share. Upon receipt of such statement, there shall be an adjustment between Landlord and Tenant with payment to or credit given by Landlord (as the case may be) so that Landlord shall receive the entire amount of Tenant's share of such costs and expenses for such period. Any changes in the Common Area costs and/or the aggregate area leased or held for lease for the exclusive use of all tenants of the Project during the Lease Term shall be effective on the first day of the month after such change occurs. Landlord hereby grants Tenant the right to inspect all Common Area Expenses on an "open book" basis throughout the Term.

         19. PARKING. Tenant understands and acknowledges that a portion of Lot 7 contains parking spaces which shall be reserved for the benefit of other tenants of the Building, if any. Landlord hereby grants to Tenant during the term of this Lease, the right, to use seventy-one (71) parking spaces, which amount represents Tenant's pro rata share of one hundred seventy-seven (177) available parking spaces located on Lot 7, which are highlighted on EXHIBIT "A-1" to this Lease. Landlord hereby agrees that five (5) of the seventy-one
(71) spaces granted to Tenant hereunder shall be located in front of the Building at the entrance of the Premises and shall be designated "reserved for Etak, Inc." Landlord retains the right to improve, alter, modify and relocate such parking areas and to regulate access to and the use of the parking areas; provided, however, that Landlord shall not reduce the overall number of parking spaces located on Lot 7.

         20.      [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]

         21.      [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]

         22. LANDLORD'S RIGHT TO ENTER THE PREMISES. Tenant shall permit Landlord and Landlord's Agents to enter the Premises at all reasonable times with reasonable notice, except for emergencies in which case no notice shall be required, to inspect the same, to post Notices of Nonresponsibility and similar notices and signs indicating the availability of Premises for sale, to show the Premises to interested parties such as prospective lenders and purchasers, to make necessary Alterations or repairs, to discharge Tenant's obligations hereunder when Tenant has failed to do so within a reasonable time after written notice from Landlord, and at any reasonable time after one hundred and eighty (180) days prior to the expiration of the Term, to place upon the Premises a reasonable sign, after consultation with Tenant, indicating the availability of the Premises for sale and/or lease and to show the Premises to prospective tenants and purchasers. Any sign respecting the sale or lease of the Premises shall, if requested by Tenant and if accurate, contain appropriate language to inform the public that Tenant is not going out of business. The above rights are subject to reasonable security regulations of Tenant, and to the requirement that Landlord shall at all times act in a manner to cause the least possible interference with Tenant's business.

         23. SIGNS. Tenant shall have the right to use Tenant's pro rata share of one of two monument signs already constructed at the center driveway entrance to the Building. In addition Tenant shall be entitled to design and install, subject to Landlord's approval (which approval shall not be unreasonably withheld), a tenant identification sign on the glass frontage of the Premises. Tenant shall have no right to maintain Tenant identification signs in any other location in, on or about the Building and shall not display or erect any signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted sign(s) shall be subject to the Landlord's written approval prior to installation, which shall not be unreasonably withheld. The cost of the sign(s), including the installation, maintenance and removal thereof shall be at Tenant's sole cost and expense; provided, however, that if Landlord decides to install signs with concrete monument bases, Landlord shall pay the cost of such bases and Tenant shall be responsible only for the payment of that portion of the cost of such signs expended to identify Tenant. If Tenant fails to maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease, Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all costs incurred by Landlord to effect such removal, which amounts shall be deemed Additional Rent.

         24.      INSURANCE.

                  (a) INDEMNIFICATION. Tenant hereby agrees to defend, indemnify and hold harmless Landlord and Landlord's Agents from and against any all damage, loss, liability and expense including, without limitation, reasonable attorneys' fees and legal costs incurred directly or by reason of any claim, suit or judgment brought by or on behalf of any person or persons for damage, loss or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons which arise out of, are occasioned by or are in any way attributable to the use or occupancy of the Premises by, or the acts or omissions of, the Tenant, its agents, employees or any contractors brought onto the Premises by Tenant. Tenant and Landlord agree that the obligations of Tenant and Landlord herein shall survive the termination of this Lease. Notwithstanding the foregoing and the provisions of Paragraph 24(h) below, Tenant shall not be required to defend, save harmless and indemnify Landlord or Landlord's Agents from any liability for injury, loss, accident or damage to any person or property resulting from the negligent acts or omissions or the willful misconduct of Landlord or those of its agents, contractors, servants, employees or licensees, in connection with Landlord's activities on the Premises, and Landlord hereby indemnifies and agrees to hold Tenant harmless from any and all damages arising directly out of such negligence or such willful misconduct; provided that such exclusion from Tenant's indemnity and such agreement by Landlord to so indemnify and hold Tenant harmless are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease to the extent that such policies cover the results of such negligence or such willful misconduct.

                  (b) TENANT'S INSURANCE. Tenant agrees to maintain in full force and effect at all times during the Term, at its own expense, for the protection of Tenant and Landlord, as their interests may appear, policies of insurance issued by a reasonable carrier or carriers acceptable to Landlord which afford the following coverages:

                           (i) Comprehensive general liability insurance including blanket contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: not less than Two Million Dollars ($2,000,000.00) with a combined single limit for both bodily injury and property damage and naming (if such is the custom in the industry in general for such properties) Landlord as an additional insured.

                           (ii) "All Risk" property insurance (including, without limitation, Replacement Cost, vandalism, malicious mischief, inflation, sprinkler leakage, and boiler and machinery (e.g., HVAC and other mechanical) coverage endorsements) in the Premises including, without limitation, the Tenant Improvements, Alterations and Tenant's Personal Property located on or in the Premises, which shall be in a form providing coverage comparable to the coverage provided in the standard ISO All-Risk form and in an amount equal to the full amount of the replacement cost, as the same may from time to time increase as a result of inflation. The insurance policy or policies shall name Landlord as an additional named insured and shall include a lender's loss payable endorsement in favor of Landlord's lender (Form 438 BFU Endorsement).

                           (iii) Rent abatement insurance (as a rider to the "All Risk" policy described above) covering those risks referred to in subparagraph (ii) above in an amount equal to the Rent and taxes (and any other sums payable under the Lease) for a period of at least twelve (12) months from the date of loss.

                  (c) LANDLAND'S INSURANCE. Landlord covenants and agrees that throughout the Term, it will insure the Building (excluding any property with respect to which Tenant is obligated to insure pursuant to the provisions of Subparagraph 24(b) above), against damage by fire and standard extended coverage perils insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar building in Northern California, but in no event less than ninety percent (90%) of full replacement value of the Building, with rental abatement endorsements covering rent, insurance and taxes payable with respect to the Building for a 12-month period. Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees of Landlord may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, with respect to the Building or any alterations of the Premises, as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, although Landlord shall use such proceeds in the repair and reconstruction of the Building and the Premises unless the provisions of Subparagraph 24(b) above shall apply. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.

                  (d) DEDUCTIBLES. Any policy of insurance required to be maintained by Tenant pursuant to this Lease containing a deductible in excess of Five Thousand Dollars ($5,000) must be approved in writing by Landlord prior to the issuance of such policies, it being understood and agreed that Tenant shall be solely responsible for the payment of any such deductible.

                  (e)      CERTIFICATES. Tenant shall deliver within fifteen
         (15) days following the Commencement Date and thereafter at least ten
         (10) days prior to expiration of each such policy, certificates of insurance evidencing the above coverage with limits not less than those specified above. The certificates shall expressly provide that the interest of Landlord therein shall not be affected by any breach of Tenant of any policy provision for which such certificates evidence coverage.

                  (f) INCREASED COVERAGE. Upon demand, Tenant shall provide Landlord, at Tenant's expense, such other insurance as Landlord or Landlord's lender may reasonably require and as may be typically required in the industry for similar properties, to afford Landlord and Landlord's lender adequate protection.

                  (g) CO-INSURER. If, on account of the failure of Tenant to comply with the foregoing provisions, Landlord is adjudged a co-insurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof, including attorneys' fees and costs, shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

                  (h) INSURANCE REQUIREMENTS. All such insurance (i) shall be in a form satisfactory to Landlord and its lender and shall be carried with companies that have a general policyholder's rating of not less than "A" and a financial rating of not less than Class "X" in the most current edition of Best's Insurance Reports, (ii) shall provide that such policies shall not be subject to material alteration or cancellation except after at least thirty (30) days' prior written notice to Landlord, and (iii) shall be primary as to Landlord. If
         Tenant fails to procure and maintain the insurance required hereunder, Landlord may, but shall not be required to, order such insurance at Tenant's expense and Tenant shall reimburse Landlord for all costs incurred by Landlord with respect thereto. Tenant's reimbursement to Landlord for such amounts shall be deemed Additional Rent, and shall include all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and reasonable attorneys' fees with interest thereon at the Interest Rate.

                  (i) LANDLORD'S DISCLAIMER. Except as specifically set forth elsewhere in this Lease, Landlord and Landlord's Agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, glass, tile or sheet rock, steam, gas, electricity, water or rain which may leak from any part of the Premises, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or whatsoever, or from any act or omission of Tenant or any other tenant of any building of which the Premises is a part. Tenant shall give prompt written notice to Landlord in case of a casualty or accident or in the event of repair needed to the Premises.

                  (j) FAILURE TO PAY. The failure of Tenant to obtain and pay for any insurance required to be obtained and paid for by it hereunder shall be deemed a "material default" under Paragraph 28(a)(i) of this Lease.

         25. WAIVED OF SUBROGATION. Landlord and Tenant each hereby waive all rights of recovery against the other on account of loss and damage occasioned to such waiving party for its property or the property of others under its control to the extent that such loss or damage is insured against under any insurance policies which may be in force at the time of such loss or damage. Tenant and Landlord shall, upon obtaining policies of insurance required hereunder give notice to the insurance carrier that the foregoing mutual waiver of subrogation is contained in this Lease and Tenant and Landlord shall cause each insurance policy obtained by such party to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by such policy.

         26.      DAMAGE OR DESTRUCTION.

                  (a) LANDLORD'S OBLIGATION TO REBUILD. If the Premises are damaged or destroyed, Landlord shall promptly and diligently repair the Premises unless it has the right to terminate this Lease as provided in subparagraph (b) next below and it elects to so terminate.

                  (b) LANDLORD'S RIGHT TO TERMINATE. Landlord shall have the right to terminate this Lease following damage to or destruction of the Premises if any of the following occurs:

                           (i) insurance proceeds are not available to Landlord to pay one hundred percent (100%) of the cost to substantially repair the damaged or destroyed Premises, excluding and deductible for which

                  Tenant shall be responsible pursuant to Paragraph 24(d) above and excluding any shortfall which Tenant agrees to pay;

                           (ii)     the Premises cannot, pursuant to a
                  certificate to the parties from Landlord's general contractor in charge of construction, with reasonable diligence, be substantially repaired by Landlord within one hundred twenty
                  (120) days after the date of the damage or destruction;

                           (iii) the Premises cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, active earthquake faults, radiation, chemical waste and other similar dangers;

                           (iv) the Premises are destroyed or damaged during the last twelve (12) months of the Term; or

                           (v) Tenant is in default under the terms of this Lease at the time of such damage or destruction.

                  If Landlord elects to terminate this Lease, and Tenant fails to agree with Landlord as to its rights to preserve this Lease, then Landlord shall give Tenant written notice of its election to terminate as soon as practicably possible, but in any event not later than thirty (30) days after it has knowledge of such damage or destruction, and this Lease shall terminate retroactively as of the date of such damage or destruction. If this Lease is terminated, Landlord shall retain all the insurance proceeds resulting from such damage, except for those proceeds payable under policies obtained by Tenant which specifically insure Tenant's Personal Property and such other property which Tenant had the right to remove upon termination of this Lease. If Landlord elects not to terminate the Lease, Landlord shall promptly, following the date of such damage or destruction, commence the process of obtaining necessary permits and approvals, and shall commence repair of the Premises or the Building as soon as practicable and thereafter prosecute the same diligently to completion, in which event this Lease will continue in full force and effect. All insurance proceeds from insurance required under Paragraph 24, excluding proceeds for trade fixtures, equipment and other Personal Property of Tenant, and such other property which Tenant had the right to remove upon termination of this Lease, shall be disbursed and paid to Landlord. Tenant shall be required to pay to Landlord the amount of any deductibles payable by Tenant in connection with any insured casualties, unless the casualty was caused by the negligence or willful misconduct of Landlord.

         (c) LIMITED OBLIGATION TO REPAIR. Landlord's obligation, should it elect or be obligated to repair or rebuild, shall be limited to the basic Building and the Tenant Improvements and additional improvements with respect to which insurance proceeds are available. Landlord shall make available to Tenant any portion of insurance proceeds it receives which are allocable to the Alterations constructed by Tenant pursuant to this Lease provided Tenant is not then in default.

         (d) ABATEMENT OF RENT. Rent shall be temporarily abated proportionately, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Paragraph 24(b)(iii), during any period when, by reason of such damage or destruction, Landlord reasonably determines that there is substantial interference with Tenant's use of the Premises, having regard to the extent to which Tenant may be required to discontinue Tenant's use of the Premises. Such abatement shall commence upon such damage or destruction and end upon substantial completion by Landlord of the repair or reconstruction which Landlord is obligated or undertakes to do. Subject to the indemnity provisions in favor of Tenant set forth in Paragraph 24(a) above, Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the Premises, damage to Tenant's Personal Property or any inconvenience occasioned by such damage, repair or restoration. Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises. Tenant hereby waives the provisions of Section 1932, Subdivision 2, and
         Section 1933, Subdivision 4, of the California Civil Code, and the provisions of any similar law hereinafter enacted.

                  (e) UNINSURED CASUALTY. Notwithstanding the provisions of Paragraph 24 of this Lease, Landlord and Tenant hereby agree that each party shall be obligated to contribute, on a dollar-for-dollar basis, a sum of up to $25,000 each toward the repair of an uninsured casualty to the Premises upon presentation of firm estimates of such repair by Landlord's contractor in charge of construction; provided, however, that if Landlord's architect or general contractor in charge of construction certifies to Landlord and Tenant that the estimated cost of the repair of such uninsured casualty shall be in excess of Fifty Thousand Dollars ($50,000), then either party may terminate this Lease upon ten (10) days prior written notice to the other; provided, however, that within ten (10) days after receipt of such ten (10) day notice, the party receiving such notice may elect to keep the Lease in full force and effect by agreeing to pay all of the costs of repair of such uninsured casualty in excess of Fifty Thousand Dollars ($50,000), in which event each party shall contribute its Twenty-Five Thousand Dollars ($25,000) and the party agreeing to pay for the excess shall do so upon presentation of invoice by Landlord's general contractor in charge of construction. If neither party elects to terminate as aforesaid, then the entire cost of repair of such uninsured casualty shall be borne equally by the parties.

         27.      CONDEMNATION.

                  (a) TOTAL TAKING - TERMINATION. If title to all of the Premises or so much thereof is taken for any public or quasi-public use under any statute or by right of eminent domain so that reconstruction of the Premises will not, in Landlord's and Tenant's mutual opinion, result in the Premises being reasonably suitable for Tenant's continued occupancy for the uses and purposes contemplated by this Lease, this Lease shall terminate as of the date possession of the Premises or part thereof be taken.

                  (b) PARTIAL TAKING. If any part of the Premises is taken and the remaining part is reasonably suitable for Tenant's continued occupancy for the purposes and uses permitted by this Lease, as determined in good faith by Tenant, this Lease shall, as to the part so taken, terminate as of the date that possession of such part of the Premises is taken and the Rent and other sums payable hereunder shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any addition thereto by reason of any reconstruction) bears to the original floor area of the Premises. Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the Premises so as to make the portion of the Premises not taken a complete unit. Rent and other sums payable hereunder shall be temporarily abated during such restoration period in proportion to the degree to which Tenant's use of Premises is impaired. Each party hereby waives the provisions of Section 1265.130 of the California Code of Civil Procedure allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

                  (c) NO APPORTIONMENT OF AWARD. Subject to the last sentence of this Paragraph 27(c), no award for any partial or entire taking shall be apportioned, it being agreed and understood that Landlord shall be entitled to the entire award for any partial or entire taking. Tenant assigns to Landlord its interest in any award which may be made in such taking or condemnation, together with any and all rights of Tenant arising in or to the same or any part thereof. Nothing contained herein shall be deemed to give Landlord any interest in or require Tenant to assign to Landlord any separate award made to Tenant for the taking of Tenant's Personal Property, for the interruption of Tenant's business, or its moving costs, or for the loss of its goodwill.

                  (d) TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to any abatement of Rent. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this subparagraph.

                  (e) SALE UNDER THREAT OF CONDEMNATION. A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes of this Paragraph.

         28.      ASSIGNMENT AND SUBLETTING.

                  (a) LANDLORD'S CONSENT. Tenant shall not enter into any Sublease without Landlord's prior written consent, which consent shall not be unreasonably withheld. Any attempted or purported Sublease of the Premises or any portion thereof without Landlord's prior written consent shall be void and confer no rights upon any third person and, at Landlord's election, shall terminate this Lease.

                  (b) SUBLEASE FORM. Each Sublease to which Landlord has consented shall be in a form satisfactory to Landlord, and shall be executed by Tenant and Subtenant. Each Subtenant shall agree in writing, for the benefit of Landlord, to assume, to be bound by, and to perform the terms, conditions and covenants of this Lease to be performed by Tenant. In no event shall Tenant be released from personal liability for the performance of each term, condition and covenant of this Lease by reason of Landlord's consent to a Sublease unless Landlord specifically grants such release in writing.

                  (c) NO WAIVER. Consent by Landlord to any particular Sublease shall not be deemed to be a consent to any subsequent Sublease.

                  (d) INFORMATION TO BE FURNISHED. If Tenant desires at any time to sublease the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to
         Landlord:

                           (i)      the name of the proposed Subtenant:

                           (ii) the nature of the proposed Subtenant's business to be carried on in the Premises;

                           (iii) the terms and provisions of the proposed Sublease and a copy of the proposed Sublease agreement containing a description of the premises proposed to be sublet; and

                           (iv) such financial information, including financial statements, as Landlord may reasonably request concerning the proposed Subtenant.

                  (e) LANDLORD'S ALTERNATIVES. As soon as reasonably possible, but not later than ten (10) days after Landlord's receipt of the information specified in Paragraph 28(d), Landlord may, by written notice to Tenant, elect:

                           (i) to lease for its own account the Premises or the portion thereof so proposed to be subleased by Tenant, upon the same terms as those offered to the proposed Subtenant but on a form acceptable to Landlord;

                           (ii) (if such proposed sublease area is in excess of 66 percent of the total floor area of the Premises) to lease for its own account the Premises or the portion thereof so proposed to be subleased by Tenant to any person upon any terms desired by Landlord;

                           (iii)    consent to the Sublease by Tenant; or

                           (iv) refuse its consent to the Sublease which shall not be unreasonably withheld.

         If Landlord elects to proceed in accordance with either subparagraph 28(e)(i) or 28(e)(ii), Landlord and Tenant shall enter into a limited release agreement whereby Tenant is relieved of any liability, including without limitation, the payment of Rent, with respect to such released portion of the Premises during the entire term of the Sublease, whether or not the Sublease is terminated prior to the expiration of its term for any cause whatsoever, other than the willful act of Tenant. Upon the expiration of the term of the Sublease between Landlord and the new tenant for such released space; provided the Term of this Lease has not expired, Landlord shall return possession of the released space to Tenant in substantially the same condition, normal wear and tear excepted, it was in when it was released and delivered to Landlord, and Tenant shall resume all its obligations under this Lease with respect to such space, including, without limitation, the payment of Rent attributable to such space.

         If Landlord proceeds with subparagraph 28(e)(i) or 28(e)(iii) above, Landlord or Tenant, as the case may be, may thereafter enter into a valid Sublease of the Premises or portion thereof, upon the terms and conditions and with the proposed Subtenant set forth in the information furnished by Tenant of Landlord pursuant to subparagraph 28(d), subject, however, to the condition that any excess of the Subrent over the Rent required to be paid by Tenant hereunder shall, in either case, be divided equally between Landlord and Tenant after first deducting from any such excess Tenant's actual costs (not in excess of market or "customary" costs), as incurred, of brokerage fees, subtenant improvements and related subleasing costs (but excluding Tenant's holding or vacancy costs). Any such Subrent to be paid to Landlord or Tenant pursuant hereto shall be payable to Landlord or Tenant as and when due and payable by the Subtenant.

                  (f) PRORATION. If a portion of the Premises is subleased, the pro rata share of the Rent attributable to such partial area of the Premises shall be determined by Landlord by dividing the Rent payable by Tenant hereunder by the total leasable square footage of the Premises and multiplying the resulting quotient (the per square foot rent) by the number of square feet of the Premises which are subleased.

                  (g) EXECUTED ORIGINAL. No Sublease shall be valid nor shall any Subtenant take possession of the Premises until a fully executed original of the Sublease agreement has been delivered to Landlord.

                  (h) TRANSFER TO PURCHASER. A transfer of this Lease to a purchaser of Tenant or substantially all of the assets of Tenant shall be deemed a Sublease.

                  (i) TENANT AFFILIATES. Notwithstanding any provision to the contrary within Paragraph 28 of this Lease, Landlord hereby grants to Tenant the right to assign this Lease or to sublet all or any portion of the Premises to any entity controlled by, controlling or under common ownership with Tenant so long as:

                           (i) Tenant remains fully liable under the terms of this Lease,

                           (ii) Tenant provides Landlord with prior written notice of the identity and notice address of such assignee or subtenant, and

                           (iii) such assignee or subtenant complies with all of the terms and conditions of this Lease.

         29.      DEFAULT.

                  (a) TENANT'S DEFAULT. At the option of Landlord, a default under this Lease by Tenant shall exist if any of the following events shall occur:

                           (i) If Tenant shall have failed to pay Rent or any other sum required to be paid hereunder after ten
                  (10) days written notice that such payment is due; or

                           (ii) If Tenant shall have failed to cure a "material non-monetary default" within ten (10) days written notice of such default from Landlord. For purposes hereof, "material non-monetary default" shall mean and refer to a default by Tenant with respect to the provisions of Paragraph 24 (Insurance), Paragraph 30 (Subordination) or Paragraph 33 (Estoppel Certificate);

                           (iii) If Tenant shall have failed to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant shall have failed to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period; provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, then Tenant shall not be in default unless it fails to commence such cure within the thirty (30) day period and diligently thereafter prosecute the same to completion; or

                           (iv) If Tenant shall have assigned its assets for the benefit of its creditors in a bankruptcy or receivership context; or

                           (v) If the sequestration or attachment of or execution on any material part of Tenant's Personal Property essential to the conduct of Tenant's business shall have occurred, and Tenant shall have failed to obtain a return or release of such Personal Property within 90 days thereafter, or prior to sale pursuant to such sequestration, attachment or levy, whichever is earlier; or

                           (vi) If Tenant shall have failed to continuously or uninterruptedly conduct its business in the Premises, or shall have abandoned the Premises; or

                           (vii) If a court shall have made or entered any decree or order other than under the bankruptcy laws of the United States adjudging

         Tenant to be insolvent; or approving as properly filed a petition seeking reorganization of Tenant; or directing the winding up or liquidation of Tenant and such decree or order shall have continued for a period of 90 days; or

         (b) REMEDIES. Upon a default, Landlord shall have the following remedies, in addition to all other rights and remedies provided by law or otherwise provided in this Lease, to which Landlord may resort cumulatively or in the alternative:

                  (i) Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this Lease, and Landlord shall have the right to collect Rent when due;

                  (ii) Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, and expenses of cleaning, redecorating, and further improving the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term of this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. Upon termination, Landlord shall have the right to remove all of Tenant's Personal Property and store same at Tenant's cost and to recover from Tenant as damages:

                      A. The worth at the time of award of any unpaid Rent and other sums due and payable which had been earned at the time of termination; plus

                      B. The worth at the time of award of the amount by which the unpaid Rent and other sums which would have been payable after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

                      C. The worth at the time of award of the amount by which the unpaid Rent and other sums due for the balance of the Term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

                      D. Any other amounts to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform

         Tenant's obligations under this Lease, or which, in the ordinary course of things, would be likely to result therefrom, including, without limitation, any costs or expenses incurred by Landlord: (i) in retaking possession of the Premises; (ii) in maintaining, repairing, preserving, restoring, replacing, cleaning, altering or rehabilitating the Premises or any portion thereof, including such acts for reletting to a new tenant or tenants; (iii) for leasing commissions; or (iv) for any other costs necessary or appropriate to relet the Premises; plus

                      E. At Landlord's election, such other amounts and remedies in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California including, without limitation, the remedies provided by California Civil Code
         Section 1951.4, as amended from time to time.

         The "worth at the time of award" of the amounts referred to in Paragraphs 29(b)(ii)(A) and 29(b)(ii)(B) is computed by allowing interest at the Interest Rate on the unpaid rent and other sums due and payable from the termination date through the date of award. The "worth at the time of award" of the amount referred to in Paragraph 29(b)(ii)(C) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Tenant waives redemption or relief from forfeiture under California Code of Civil Procedure Sections 1174 and 1179, or under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder; or

                  (iii) Landlord may, with or without terminating this Lease, re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this subparagraph shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

            (c) LANDLORD'S DEFAULT. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying the nature of such default; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion; provided, however, that if such default by Landlord can be cured by the payment of money, Tenant, at its election, may spend such money as is reasonably necessary to cure such default and thereafter invoice Landlord for the amount so spent, which Landlord shall promptly pay; provided, however, that in no event may Tenant offset or deduct such invoiced amount from rental payable under this Lease. Notwithstanding anything herein contained to the contrary, Landlord shall immediately cure any default that poses a threat of injury or damage to the Premises for which Landlord is responsible.

         30. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any bona fide mortgagee or deed of trust beneficiary with a lien on all or portion of the Premises or any ground lessor with respect to the Project and/or Building, this Lease shall be subject and subordinate at all times to:

                  (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and

                  (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security.

Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed of trust. Tenant's failure within ten (10) days after actual receipt of such additional documents by an officer or Tenant, to execute and deliver such additional documents shall constitute a "material non-monetary default" hereunder. Notwithstanding any subordination, or any such termination or foreclosure, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default of this Lease and so long as Tenant shall pay Rent and perform and observe all obligations of Tenant under this Lease, unless this Lease is otherwise terminated pursuant to its terms. Landlord will deliver to counsel for the existing or any future first mortgage lender with a lien encumbering the Building a form of nondisturbance agreement presented to Landlord by Tenant, and request that such lender either execute such form, or execute a nondisturbance agreement which provides substantially the same protections requested by Tenant, and Landlord shall use its commercially reasonable best efforts to persuade such lender to execute and return such a qualified nondisturbance agreement to Tenant as soon as reasonably possible.

         31. NOTICES. Any notice or demand required or desired to be given under this Lease shall be in writing and shall be personally served or in lieu of personal service may be given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, return receipt requested, addressed to the party to be served. At the date of execution of this Lease, the addresses of Landlord and Tenant are as set forth in Paragraph 1; however, for all notices other than default notices, Tenant may deliver a single notice to Landlord at the address for Menlo Business Park, as set forth in said Paragraph 1. After the Commencement Date, the address of Tenant shall be the address of the Premises. Either party may change its address by giving notice of same in accordance with this paragraph.

         32. ATTORNEYS' FEES. If either party brings any action or legal proceeding with respect to an alleged breach of any provision of this Lease, to recover rent or other sums due, to terminate this Lease or to enforce, protect or establish any term, condition or covenant of this Lease or the right of either party hereunder or at law or in equity, the prevailing party shall be entitled to recover as a part of such action or proceedings, or in a separate action brought for that purpose, reasonable attorneys' fees and costs.

         33. ESTOPPEL CERTIFICATE. Tenant shall within seven (7) days following written request by Landlord:

                  (i) Execute and deliver to Landlord estoppel certificates, in a form prepared by Landlord (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord or stating the nature of any uncured defaults; (c) evidencing Tenant's understanding with respect to the status of the Lease as may be required either by a lender making a loan to Landlord to be secured by deed of trust or mortgage covering the Premises or a purchaser of the Premises from Landlord; (d) certifying the current monthly rent amount and the amount and form of Security Deposit on deposit with Landlord; and (e) certifying to such other information as Landlord, mortgagees, prospective mortgagees and buyers may reasonably request.

         Tenant's failure to deliver an estoppel certificate within ten (10) days after delivery of Landlord's written request therefor to an officer of Tenant shall be a "material non-monetary default" hereunder and shall be conclusive upon Tenant (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) that there are now no uncured defaults in Landlord's performance; (c) that no more than one required rental payment has been paid in advance; and (d) that the other information requested by Landlord is correct as stated in the form presented by Landlord.

                  (ii) Deliver to Landlord the current financial statements of Tenant, and financial statements of the two (2) years prior to the current financial statement year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied.

         34. TRANSFER OF THE PREMISES BY LANDLORD. In the event of any conveyance of the Premises and assignment by Landlord of this Lease, Landlord shall be and is hereby entirely released from all liability under any and all of its covenants and obligations contained in or derived from this Lease occurring after the date of such conveyance and assignment, but only upon a full assumption by the transferee of all obligations of Landlord under this Lease from and after the date of such transfer, and Tenant agrees to attorn to any entity purchasing or otherwise acquiring the Premises.

         35. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS. If Tenant shall at any time fails to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable and, in connection therewith, pay expenses and employ counsel. All sums so paid by Landlord and all penalties, interest and costs in connection therewith shall be due and payable by Tenant on the next day after such payment by Landlord, together with interest thereon at the Interest Rate from such date to the date of payment thereof by Tenant to Landlord, plus collection costs and attorneys' fees. Landlord shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of Rent.

         36. TENANT'S REMEDY. The obligations of Landlord do not constitute the personal obligation of the individual partners, trustees, directors, officers or shareholders of Landlord. If Landlord shall fail to perform any covenant, term, or condition of this Lease upon Landlord's part to be performed, Tenant shall be required to deliver to Landlord written notice of the same. If, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of Rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Premises, and neither Landlord nor Landlord's Agents shall be liable for any deficiency. Nothing contained in this Paragraph 36 shall limit or reduce Tenant's rights to pursue any legal remedies it may have against third parties, including the general contractor and all subcontractors who constructed the Building, the Tenant Improvements or any Alterations.

         37. MORTGAGE PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust of mortagee of a mortgage covering the Premises who has provided Tenant with notice of their interest together with an address for receiving notice, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or judicial foreclosure, if such should prove necessary to effect a cure.

         38. BROKERS. Each party warrants and represents to the other that it has had no dealings with any real estate broker, agent or finder in connection with the negotiation of this Lease or the introduction of the parties to this transaction, except for the Lewis & Tarlton Company, and that it knows of no other real estate broker, agent or finder who is or might be entitled to a commission or fee in connection with this Lease. Further, each party agrees to indemnify and hold harmless the other party and its Agents from and against any and all liabilities or expenses, including attorneys' fees and costs, arising out of or in connection with claims made by any other broker or individual for commissions or fees resulting from the execution of this Lease by the indemnifying party. All commissions due Lewis & Tarlton Company shall be paid by Landlord.

         39. ACCEPTANCE. Delivery of this Lease, duly executed by Tenant, constitutes an offer to lease the Premises, and under no circumstances shall such delivery be deemed to create an option or reservation to lease the Premises for the benefit of Tenant. This Lease shall only become effective and binding upon full execution hereof by Landlord, delivery of a signed copy to Tenant and the satisfaction of the Contingency set forth in Paragraph 44(k) below. Upon acceptance of Tenant's offer to lease under the terms hereof Landlord shall be entitled to retain the Security Deposit and apply same to any damages, costs and expenses incurred by Landlord in the event of Tenant's failure to satisfy the provisions of Paragraph 44(k) below.

         40. RECORDING. Neither party shall record this Lease nor a short form memorandum thereof.

         41.      [THIS PARAGRAPH INTENTIONALLY LEFT BLANK]

         42. MODIFICATIONS FOR LENDER. If, in connection with obtaining financing for the Premises or any portion thereof, Landlord's lender shall request reasonable modification to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay or defer its consent thereto, provided such modifications do not in any way adversely affect Tenant's rights of the peaceful use and possession of the Premises pursuant to the terms of this Lease.

         43. SEWER FEES. Tenant acknowledges that Menlo Business Park Joint Venture has paid the connection fees for the entire Project. Tenant shall promptly reimburse Landlord as Additional Rent, upon presentation of invoice, for payments made by Landlord to Menlo Business Park Joint Venture for the fees attributable to Tenant's use of the Premises, based upon a formula determined by the West Bay Sanitary District on the basis of Tenant's use of the Premises and the number of Tenant's employees therein.

         44.      GENERAL.

                  (a) CAPTIONS. The captions and headings used in this Lease are for the purpose of convenience only and shall not be construed to limit to extend the meaning of any part of this Lease.

                  (b) EXECUTED COPY. Any fully executed copy of this Lease shall be deemed an original for all purposes.

                  (c) TIME. Time is of the essence for the performance of each term, condition and covenant of this Lease.

                  (d) SEPARABILITY. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Lease, but this Lease shall be construed as if such invalid, illegal or unenforceable provision is not part of the Lease.

                  (e) CHOICE OF LAW. This Lease shall be construed and enforced in accordance with the laws of the State of California.

                  (f) GENDER; SINGULAR, PLURAL. When the contest of this Lease requires, the neuter gender includes the masculine, the feminine, a partnership or corporation or joint venture, and the singular includes the plural.

                  (g) BINDING EFFECT. The covenants and agreement contained in this Lease shall be binding on the parties hereto and on their respective successors and assigns to the extent this Lease is assignable.

                  (h) WAIVER. The waiver by Landlord of any breach of any term, condition or covenant, of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach of the same or any other term, condition or covenant of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord.

                  (i) ENTIRE AGREEMENT. This Lease is the entire agreement between the parties, and there are no agreements or representations between the parties except as expressed herein. Except as otherwise provided herein, no subsequent change or addition to this Lease shall be binding unless in writing and signed by the parties hereto.

                  (j) AUTHORITY. If Tenant is a corporation or a partnership, each individual executing this Lease on behalf of said corporation or partnership, as the case may be, represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with its corporate bylaws, statement of partnership or certificate of limited partnership, as the case may be, and that this Lease is binding upon said entity in accordance with its terms. Landlord, at its option, may require a copy of such written authorization to enter into this Lease. The failure of Tenant to deliver the same to Landlord within seven (7) days of Landlord's request therefor shall be deemed a default under this Lease. Further, each individual executing this Lease on behalf of Landlord represents to Tenant that (i) Landlord is a California general partnership, the partners of which are the entities identified collectively herein as Landlord, (ii) such individual has the authority to execute and deliver this Lease on behalf of the Landlord and on behalf of the entity in whose name he has signed this Lease, (iii) Landlord has the right, title and interest necessary to enter into this Lease, and

         (iv) on execution hereof, this Lease shall become a binding obligation of Landlord. Landlord shall provide Tenant with a copy of Landlord's title insurance policy on request by Tenant. Tenant shall be entitled to rely, for all purposes, on any notice, waiver or other advice received from either entity comprising Landlord, any successor or additional such entity, and from any authorized agent of any such entity, as having been given with the full authority of Landlord.

                  (k) CONTINGENCY. Landlord and Tenant hereby agree that Landlord's obligations and Tenant's rights under this Lease are expressly conditioned upon Tenant's satisfaction of all its obligations (past and present) under the Building 15 Lease. In the event Tenant fails to satisfy all its monetary obligations (past and present) under the Building 15 Lease as of the Commencement Date, Landlord may, but shall not be obligated to, terminate all of Tenant's rights hereunder, in which case, Tenant shall be obligated, upon such termination, to indemnify Landlord for any and all losses or unreimbursed expenses incurred by Landlord in connection with this Lease as of such date, including but not limited to, architects' fees, engineering fees, appraisers' fees, loan fees and good faith deposits paid by Landlord in connection with the design and construction of the Tenant Improvements; and attorneys' fees incurred by Landlord in connection with this Lease. In the event Tenant satisfies all of its monetary obligations under the Building 15 Lease on or before the Commencement Date or prior to Landlord's termination of Tenant's rights hereunder, Tenant shall be allowed to occupy the Premises, at which point in time, Tenant shall be relieved of its obligation to pay rent under the Building 15 Lease; provided that Tenant agrees to diligently pursue the satisfaction of all its obligations under Paragraphs 12, 14 and 15 of the Building 15 Lease. In the event Tenant fails to satisfy all or said obligations within thirty (30) days of Tenant's occupancy of the Premises, Landlord may, but shall not be obligated to, satisfy such obligations itself and assess all costs of the same, together with a five percent (5%) management fee against Tenant as Additional Rent; which amount shall bear interest at the Interest Rate until it is paid by Tenant.

                  (l) RELEASE. Subject to the provisions of Paragraph 44(k) above, Landlord and Tenant hereby agree that upon satisfaction by Tenant of all its obligations (past and present) under the Building 15 Lease, the Building 15 Lease shall be terminated and neither party shall have any further rights or obligations to the other, except as set forth in this Lease.

                  (m) EXHIBITS. All exhibits, amendments, riders and addenda attached hereto are hereby incorporated herein and made a part hereof.

                  (n) LEASE SUMMARY. The Lease Summary attached to this Lease is intended to provide general information only. In the event of any inconsistency between the Lease Summary and the specific provisions of this Lease, the specific provisions of this Lease shall prevail.

                  THIS SPACE INTENTIONALLY LEFT BLANK

                  THIS LEASE is effective as of the date the last signatory necessary to execute the Lease shall have executed this Lease.

                                     TENANT

Dated: MARCH 21, 1988                ETAK, INC., a California corporation,
       --------

                                     By:  /s/ Matt Pittchon
                                        ----------------------
                                        Its:   V.P. Finance
                                            ------------------
                                     By:
                                        ----------------------
                                        Its:
                                            ------------------

                                    LANDLORD:

Dated: __________, 198_             MENLO BUSINESS PARK,
                                    a California general partnership,

                                    By:  /s/ John O. Lewis
                                       -----------------------
                                         JOHN O. LEWIS
                                         Its:  General Partner

                                    By:   OLTMANS INVESTMENT COMPANY, a
                                          California limited partnership
                                          Its:  General Partner

                                    By:  /s/ J. O. Oltmans
                                         ---------------------
                                         J. O. OLTMANS, II,
                                         General Partner

                                    By:   /s/  R.M.Holmes
                                          --------------------
                                          R. M. HOLMES,
                                          General Partner

                                    PATRICIAN ASSOCIATES, INC.,
                                    a California corporation,

                                    By:  /s/ Karen E. Shaff
                                         ----------------------
                                         Its:  counsel
                                             ------------------

                                    By:  /s/ R.L. Mays
                                         ----------------------
                                         Its:
                                             ------------------

                                   EXHIBIT A-1



                           SKETCH AND PLAN OF PROPERTY

                                   EXHIBIT A-2



                             MASTER PLAN AND SKETCH

                            EXHIBIT B TO MASTER LEASE

                              WORK LETTER AGREEMENT


         Tenant and Landlord are executing simultaneously with this Work Letter Agreement a lease (the "Lease-) of even date herewith covering certain Premises described in Paragraph 2 of the Lease. This Work Letter Agreement is incorporated into said Lease as Exhibit "B" thereto. In consideration of the mutual covenants contained in the Lease, Tenant and Landlord hereby agree that the Premises shall be improved as set forth herein.

         1. BASE BUILDING. Landlord and Tenant understand and acknowledge that this Work Letter Agreement relates only to the construction of "non-base building" improvements ("Tenant Improvements") for the Premises. The "base building work" has been performed by Landlord at Landlord's sole cost and expense and includes the elements shown on those certain construction drawings for the Building prepared by Design and Engineering Systems of Redwood City, California, entitled "Building No. 7" and consisting of sheets Al (Title Sheet and Index), A2 (Site & Roof Plan - Enlarged Entry Plan #7), A6 (Floor Plan - Reflected Soffit Plan and Building Section) and A7 (Exterior Elevations) approved for construction on July 2, 1986, and shall also include a sanitary line plumbed under the Building slab to the Premises, with additional saw cut and drains for future toilets, all as shown on the Preliminary Plans described in Paragraph 2(a) below. The term "base building work" also means and refers to the building shell without floor covering, wall finish, drop ceilings or lighting, or any mechanical, electrical or plumbing systems, but with all Building Code required improvements for unfinished "shell" buildings.

         2.       PRELIMINARY PLANS AND SPECIFICATIONS.

                  (a) PRELIMINARY PLANS. At Tenant's request, Landlord shall prepare preliminary plans and an outline of specifications ("Preliminary Plans") for the construction of the Tenant Improvements for the Premises, which Preliminary Plans are identified by title, date and job number on
Schedule 1 to this EXHIBIT "B".

                  (b) DESIGN INFORMATION. Tenant shall deliver to Landlord not later than March 15, 1988, information (the "Design Information") sufficient to permit Landlord to prepare the "Plans" described in Paragraph 3 below. Such information to be supplied by Tenant shall include all necessary design criteria for the construction of the Tenant Improvements, including, without limitation, the following information:

                  (i) The locations of doors (including the truck door), partitioning, ceiling layouts, lighting fixtures, electrical outlets and switches, and telephone outlets;

                  (ii)     The location and extent of special floor loading;

                  (iii) The location and description of plumbing requirements;

work to be submitted to each approved subcontractor. Tenant shall be entitled to attend the bid opening and shall be given reasonable prior notice thereof. Within five (5) days after receipt of the bids and receipt of Landlord's general contractor's evaluation of such bids, Tenant may either approve a bid, disapprove all bids or approve one or more bids for negotiation. Should Tenant approve any bids for negotiation, such negotiation shall be concluded as soon as reasonably possible but in no event later than five (5) days after commencement of negotiations by either acceptance of one bid or by rejection of all. If the first bidding process does not result in the selection of a subcontractor for each bid subcontract, Landlord shall commence the process of submitting the disapproved Improvement Budget for bid for each remaining subcontract to a maximum of three approved subcontractors. If Tenant does not approve of one of the responding bids for each subcontract in the second round of bidding, Landlord shall use its best good faith judgment and select one of the bids in such second round for each subcontract, which bid shall thereafter be deemed approved by Tenant. As soon as the foregoing bidding procedure has been completed, Landlord shall prepare and deliver to Tenant the final Improvement Budget setting forth the Costs of the Tenant Improvements. In no event shall the final Improvement Budget exceed the Improvement Allowance (as hereinafter defined) without Tenant's prior written consent. Changes to the final Improvement Budget may be made only in accordance with Paragraph 8 below.

         3. IMPROVEMENT ALLOWANCE. Landlord hereby agrees to credit Tenant with an improvement allowance in the amount of Four Hundred Sixty-Five Thousand One Hundred Sixty-Nine Dollars ($465,169.00) (the "Improvement Allowance") for the "Costs" of the Tenant Improvements. As used herein, the term "Costs" shall mean and refer to all costs expended by Landlord relative to the design and construction of the Tenant Improvements in the Premises (excluding the Mezzanine space), including, but not limited to, the costs of equipment, material and labor; contractor's field overhead and fee; architectural, design and engineering fees; working drawings; governmental agency fees; testing and inspection costs; sales and use taxes (but not real property taxes); permits; plan check fees; bonds; and all other costs directly related to the construction of the Tenant Improvements, plus an administrative fee in the amount of five percent (5%) of said costs to be paid to The Lewis & Tarlton Company for construction management. The Cost of the Tenant Improvements shall not include architectural, design or engineering fees incurred in modifying the Plans after Landlord and Tenant's approval thereof; working drawings (except as a result of changes requested by Tenant pursuant to Paragraph 8 below) or other expenses not itemized on the Improvement Budget without Tenant's prior written consent. In the event that the Costs of the Tenant Improvements exceed the Improvement Allowance and all or any portion of such excess is attributable to Tenant's Changes in Plans (as provided in Paragraph 8 below), the Rent shall be adjusted as provided in Subparagraph 5(b)(ii) of the Lease. Notwithstanding the foregoing, it is the intent of Landlord and Tenant that the Tenant Improvements shall be constructed on a "turn key" basis at a Cost not to exceed the Improvement Allowance. In the event the final Costs exceed the Improvement Allowance other than due to Changes in Plans as provided in Paragraph 8 below, such excess Costs shall be the sole responsibility of, and shall be paid by, Landlord.

         4. CONSTRUCTION. Upon approval by the parties of the Improvement Budget, Landlord shall use its commercially reasonable best efforts to substantially complete the Improvements on or before the Anticipated Commencement Date set forth in Paragraph 3(b) of the Lease. Landlord shall not authorize construction of any Improvements which will result in

"Outside Costs" (i.e., those Improvements which are not within the scope of work contemplated by the Improvement Budget approved by the parties pursuant to the provisions of Paragraph 4 above) unless: (i) Tenant shall have delivered written approval to Landlord of such Outside Costs, or (ii) such Outside Costs occur as a result of a "force majeure event" described below. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction of the Improvements due to events ("force majeure events") which generally affect the progress of construction beyond Landlord's reasonable control, including, but not limited to, fire, earthquake, inclement weather or other acts of God; strikes; boycotts; availability of materials and labor; changes in governmental regulations or requirements; changes in the Plans or Improvement Budget pursuant to Paragraph 8 below; or Tenant Delays defined in Paragraph 4(d) of the Lease.

         5. AUDITS. All costs associated with the Tenant Improvements will be audited in accordance with generally accepted accounting practices. Landlord hereby grants Tenant the exclusive right to review such cost audits before the commencement of construction of the Tenant Improvements and upon completion; provided, however, that Tenant shall give Landlord ten (10) days notice of its election to review such cost audits.

         6. CHANGES IN PLANS. From and after the date on which the Plans have been approved by Landlord and Tenant pursuant to Paragraph 3 above, Tenant shall have the right to request changes in the Plans, provided, however, that:
(a) such requests shall not result in any structural or material change in the Tenant Improvements as determined by Landlord; (b) such requests conform to applicable government regulations and, if necessary, are approved by the applicable governmental agencies; (c) all additional charges of implementing such changes including, without limitation, architectural fees, increases in construction costs and other related charges shall be included in Landlord's Costs and payable by Tenant in accordance with the provisions of Subparagraph 5(b)(ii) of the Lease; (d) such requests shall constitute an agreement on the part of Tenant to any delay in completion of the Tenant Improvements caused by reviewing, processing and implementing the changes; and (e) such requests shall constitute "Tenant Delays" under the provisions of Paragraph 4(d) of the Lease. Each request for changes in accordance herewith shall be in writing, and if approved by Landlord, shall be approved in writing.

         7. COMPLETION OF THE TENANT IMPROVEMENTS. The Premises shall be deemed to be "Ready for Occupancy" when the work of construction of the Tenant Improvements has been substantially completed in accordance with the Plans (subject to the normal so-called to the normal so-called "punch list items") as evidenced by the delivery to Landlord and Tenant of a certificate from Landlord's architect with a copy of a temporary certificate (if legally required as a condition of occupancy) permitting occupancy of the Premises issued by the City of Menlo Park. Landlord shall diligently complete as soon as reasonably possible any items of work and adjustment not completed when the Premises are Ready For Occupancy. Subject to Tenant's obligation to pay certain Costs in excess of the Improvement Allowance (as provided in Paragraph 5 above), Landlord hereby agrees to indemnify, defend and hold Tenant harmless from and against any liens filed in connection with the construction of the Tenant Improvements.

         8. QUALITY OF CONSTRUCTION. Landlord and Tenant hereby agree that all Tenant Improvements shall be constructed by J. M. O'Neill, Inc., (O'Neill) pursuant to a contract on a "cost plus a negotiated fixed fee" basis with a guaranteed maximum amount which shall be prepared based upon and through negotiation and competitive bidding. Landlord hereby agrees that the general contractor's construction manager shall have previous experience in similar projects which is reasonably satisfactory to Tenant. Landlord warrants and represents to Tenant that all work shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, by-laws, regulations and orders of governmental authority and of the insurers of the Building. Landlord makes no representations, warranties or guarantees, expressed or implied, including warranties of merchantability or use of the Premises, except as expressly set forth herein and in the Lease. Upon written request by Tenant in each instance, Landlord shall enforce for the benefit of Tenant all warranties, if any, received by Landlord from O'Neill or others in connection with the construction of the Tenant Improvements to the extent that said warranties cover any defects in the Improvements which Tenant is required to repair hereunder.

         9. CONSTRUCTION REPRESENTATIVE. In connection with the original construction of the Tenant Improvements, each party shall be bound by the acts of its respective Construction Representative appointed by each party upon the execution of this Lease. Landlord's Construction Representative is Lorrin C. Tarlton, Jr. and Tenant's Construction Representative is Matt Pitchon. A party may designate a substitute Construction Representative by giving written notice to the other party.

         10.      EARLY ENTRY.

                  (a) TENANT'S FINISHING WORK. If prior to the Commencement Date, Tenant desires to enter upon a portion of the Premises, upon reasonable written notice to Landlord, in order to install trade fixtures and equipment and to commence construction of any improvements within the Premises to be constructed by Tenant at Tenant's sole cost and expense ("Tenant's Finishing Work"), such entry by Tenant for the purpose of construction of Tenant's Finishing Work shall be subject to all of the conditions set forth in this Paragraph 12.

                  (b) CONTROL OF WORK. Should Tenant elect to enter the Premises under the terms of this Paragraph 12 for construction of Tenant's Finishing Work, it is hereby agreed that Tenant, its employees, its agents, its independent contractors, its suppliers and any other person under Tenant's direct control ("Tenant's Personnel") installing Tenant's Finishing Work on the Premises shall be subject to and shall work under the direction of Landlord and O'Neill. If, in the sole reasonable judgment of Landlord, the presence of Tenant's Personnel or the work that is being performed by Tenant's Personnel shall interfere with Landlord's work of construction, detrimentally affect Landlord's ability to comply with its commitments for completing its work of improvement in the Premises, Landlord shall have the right to order any or all of Tenant's early entry work to cease on 24 hours written notice. If Landlord requires such cessation of work because there exists interference with the work of construction of the Tenant Improvements, Tenant shall have Tenant's Personnel remove from the Premises all of Tenant's tools, equipment and materials.

                  (c) CONDITIONS OF OCCUPANCY. If Tenant desires to exercise its right of early entry in accordance with the provisions of this Paragraph, Tenant further agrees to: (i) pay for and provide certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage shall be reasonably approved by Landlord; (ii) pay utility charges reasonably allocated to Tenant by Landlord; (iii) indemnify and save Landlord and the Premises harmless from and against all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorney's fees and legal costs) arising out of the use, construction, or occupancy of the Premises by Tenant, and/or its agents, employees, contractors and servants prior to the Commencement Date; and (iv) comply with all applicable laws, regulations, permits and other approvals applicable to such early entry work on the Premises.

         11. BUILD-OUT OF MEZZANINE SPACE. Provided that Tenant does not default in any of its obligations pursuant to the Lease, Landlord hereby agrees to design and construct Tenant Improvements respecting the Mezzanine space contained in the Premises, at Tenant's option, exercisable by Tenant only during the initial term of the Lease. Upon exercise by Tenant of its option hereunder, Landlord shall grant Tenant One Hundred Eighty-Eight Thousand Eight Hundred Twenty-Five Dollars ($188,825.00) (or Twenty-Five Dollars ($25) per square foot of mezzanine space in the event of partial "build-out" of the mezzanine space) to be used for the design and construction of said improvements, at which time, Landlord and Tenant shall enter into an agreement substantially similar to this Agreement with respect to the "build-out" of such "mezzanine space".

                                        LANDLORD


Dated:  __________, 198_                 MENLO BUSINESS PARK, a California
                                         general partnership


                                         By:    /s/ JOHN O. LEWIS
                                                -----------------------
                                                JOHN O. LEWIS
                                                Its General Partner


                                         By:    OLTMANS INVESTMENT COMPANY,
                                                a California Limited Partnership
                                                Its General Partner


                                         By:    /s/ J.O. OLTMANS, II
                                                --------------------------
                                                J.O. OLTMANS, II,
                                                General Partner


                                         By:    /s/ R.M. HOLMES
                                                --------------------------
                                                R.M. HOLMES,
                                                General Partner

                                         PATRICIAN ASSOCIATES, INC.,
                                         a California corporation


                                         By:    /s/ Karen E. Shaff
                                                ------------------------

                                         Its:   Karen E. Shaff, Counsel


                                          By:    /s/ R.L. Hays
                                                 ------------------------

                                         Its:   R.L. Hays, Vice President


                                         TENANT


Dated:  March 21, 1988                   ETAK, INC., a California corporation
        --------     -


                                         By:    Matt Pittchon
                                                ---------------------------

                                         Its:   Vice-President Finance
                                                ---------------------------

                                         By:
                                                ----------------------------

                                         Its:
                                                ----------------------------

                                   EXHIBIT "C"



                         COMMENCEMENT DATE MEMORANDUM



LANDLORD:                MENLO BUSINESS PARK, a California general partnership,
                         and PATRICIAN ASSOCIATES, INC.,a California corporation

TENANT:                  ETAK, INC., a California corporation.

LEASE DATE:              March 21, 1988.
                         --------
PREMISES:                Approximately 25,775 square feet of the building
                         located at

                               1430 O'Brien Drive
                             Menlo Park, California.

                  Pursuant to Paragraph 4(c) of the above referenced Lease, the Commencement Date is hereby established as December 22, 1988.
                                           -----------------
                                         LANDLORD


Dated:  12/29/1988                       MENLO BUSINESS PARK, a California
        ----------                       general partnership


                                         By:    /s/ John O. Lewis
                                                ---------------------
                                                JOHN O. LEWIS
                                                Its General Partner


                                         By:    OLTMANS INVESTMENT
                                                COMPANY, a California Limited
                                                Partnership
                                                Its General Partner


                                                By: /s/ J.O.Oltmans II
                                                    --------------------
                                                    J.O. OLTMANS, II,
                                                    General Partner


                                                By: /s/ R M Holmes
                                                    ------------------
                                                    R.M. HOLMES
                                                    General Partner

                                                PATRICIAN ASSOCIATES, INC.,
                                                a California corporation


                                                By:    /s/ G.C. Hauser
                                                       -------------------

                                                Its:   G.C. Hauser
                                                       Vice President


                                                By:    /s/ D.D. Duscher
                                                       -------------------
                                                Its:   D.D. Duscher
                                                       Vice President


                                                TENANT


Dated:  *12/29, 1988                            ETAK, INC. a California
*See attached memo from Tig Tarlton             corporation
  dated 12/29/88.
                                                By:    /s/ Stanley
                                                       -------------------

                                                Its:   Executive Vice President
                                                       ------------------------

                                                By:
                                                       -------------------------

                                                Its:
                                                       -------------------------

                                       The
                                 LEWIS & TARLTON
                                     Company


August 27, 1991


Matt Pitchon, Vice President
ETAK
1430 O'Brien Drive
Menlo Park, Ca 94025

Re:   Exercise of Option to Extend lease term for two additional years

Dear Matt,

This will confirm our phone conversation this morning and with your "READ and AGREED" signature below, will constitute a formal exercise by ETAK of that Option to Extend under Paragraph 4(g), page 5 of your lease.

This will extend the primary lease for suites AB&C for two years, to a new termination date of 12-31-93.

In addition you have mentioned that you wish to extend the term of lease for suites D&E to be coterminous with the same lease. This instrument shall also serve to extend the lease on suites D&E to 12-31-93. We appreciate this timely notification and look forward to having ETAK as a tenant at Menlo Business Park for even more years to come.

Best personal regards,



THE LEWIS &TARLTON COMPANY



/s/  Tig Tarlton
----------------


L.C. Tarlton, Jr.                                      READ and AGREED
Exclusive Agent for
Menlo Business Park Joint Venture                      /s/ Matt Pitchon
                                                       ----------------------

cc:      John Lewis
         Joe Oltmans
         Rod Vogel
         Rick Mallory, Esq.

TARLTON PROPERTIES

June 23, 1993                                                 REVISED 9-10-93

Mr. Matt Pitchon, V.P. / Operations
ETAK
1430 O'Brien Drive
Menlo Park, CA 94025

RE: LEASE AGREEMENT TO EXTEND FOR FOUR (4) YEARS, FROM 1-1-94 TO 12-31-97 1430 O'BRIEN DRIVE, MENLO PARK, CA (SUITES A,B,C,D & E)

Dear Matt,

This letter, when executed by you, will serve as a formal Agreement to Extend under that certain lease dated March 21, 1988 and amended March 23, 1992. Following are the conditions of the Agreement:

1. The above referenced lease will be extended to include Suites D&E, and will exclude Suite F, for a total square footage of 38,677 S.F.

2. Your new rent, as agreed, will be $.85/s.f./mo./NET, beginning January 1, 1994. In accordance with Paragraph 5 (b) of the Lease, your rent will be subject to an annual Consumer Price Index (Urban Wage Earners and Clerical Workers, San Francisco-Oakland Area) increase using a minimum of 4% and a maximum of 6%.

3. There will be a $3.00/s.f. Tenant Improvement Allowance, to be paid in cash by Landlord, to be used by Tenant for carpet and paint.

4. Upon execution of this Agreement, the Security Deposit shall be $32,875.45 (equal to one month's rent).

5. The Tenant's Percentage Share of Common Area Expenses shall be 60.01%.

                  38,677 / 64,452 = 60.01%
                  ------------------------

6. As agreed, the only broker involved in this transaction will be Tarlton Properties, Inc.

7. ETAK shall have the option, exercisable six (6) months prior to the expiration of the 2nd year of the extended term, to cancel the portion of this lease, on suites D&E only, for years 3 & 4 of said lease by the payment of year 3 lease payments (including escalation) at the time of exercise.

8. All other terms and conditions of said Lease shall remain in full force and effect.

Please acknowledge your acceptance of this Agreement by signing and returning a copy hereof.

We look forward to having ETAK as a tenant for even more years to come.

Sincerely,                                          READ and AGREED


TARLTON PROPERTIES, INC.                            /s/ Matt Pitchon, VP OPS
   /s/  L.C. (Tig) Tarlton, Jr.                     ---------------------------
   ----------------------------                     Matt Pitchon, V.P. /
                                                    Operations


Lorrin C. Tarlton, Jr.
Agent for Menlo Business Park Joint Venture


MENLO BUSINESS PARK,
a California general partnership


By:     /s/ John Lewis
        ---------------------
        John O. Lewis


OLTMANS INVESTMENT COMPANY
General Partner


By:     /s/ J O Oltmans II
        ----------------------
        J.O. Oltmans II


By:     /s/ Basil Johnson
        ----------------------
        Basil C. Johnson


PATRICIAN ASSOCIATES, INC.,
a California corporation


By:     /s/  Rod Vogel
        ---------------------------------

Its:    Rod Vogel, Vice President
        ----------------------------------

By:     /s/ Randall C. Mundt
        ----------------------------------

Its:    Randall C. Mundt, Vice President
        ----------------------------------

TARLTON
PROPERTIES

April 10, 1997

William S. Frank
Manager, Real Estate
ETAK, Inc.
c/o Sony Corporation of America
555 Madison Ave.
New York, NY 10022-3301

RE:      LEASE EXTENSION FOR ETAK, INC.
         1430 O'BRIEN DRIVE, SUITES A,B,C,D& E (BUILDING 7), MENLO PARK, CA

Dear Bill:

This letter, when executed, will serve as a formal Agreement to extend and modify that certain lease dated March 21, 1988 and amended on March 23, 1992 and on June 23, 1993, for the Premises located at 1430 O'Brien Drive, Suites A,B,C,D&E (Building 7), of Menlo Business Park, California (the "Lease"). Following are the conditions of the Agreement:

1. The commencement date of this extension shall be January 1, 1998 and the expiration shall be September 30, 2001 (coterminous with the Lease for Building 18).

         2. The term of the Lease extension shall be for a period of forty five (45) months.

         3. Paragraph 5 is hereby amended with the following monthly rent schedule

         Year 1            $44,478.55/month ($1.15/s.f.)
         Year 2            Year 1 plus CPI annual increase (min 4%, max 6%)
         Year 3            Year 2 plus CPI annual increase (min 4%, max 6%)
         Year 4            Year 3 plus CPI annual increase (min 4%, max 6%)

         4. The amount of the Security Deposit per Paragraph 7 of the Lease is hereby amended to $44,478.55. The existing security deposit of $38,524.20 is to be credited to new security deposit. Tenant shall deposit with Landlord an additional $5954.35 to increase the current security deposit to one month's rent.

         5. Tenant warrants that there are no brokers other than Tarlton Properties, Inc., acting as exclusive leasing agent for Menlo Business Park for which any commissions shall be paid solely by Menlo Business Park Joint Venture.

Lease Extension
ETAK, Inc.
Page 56

         6.       Paragraph 17(c) is hereby amended as follows:

Landlord shall, at Tenants expense, obtain at competitive rates, and keep in full force and effect, a service contract with a licensed HVAC contractor for the maintenance of the HVAC systems in the Building which shall have the shortest notice of termination period available.

         7. All other terms and conditions of said Lease shall remain in full force and effect. Please acknowledge your acceptance of this Agreement by signing and returning a copy thereof.

We look forward to having ETAK remain in the Park in the upcoming years.

Sincerely,
TARLTON PROPERTIES, INC.
Exclusive Agents for Menlo Business Park Joint Venture



/s/ L.C. (Tig) Tarlton
----------------------


Lorrin C. Tarlton, Jr.

Lease Extension
ETAK,Inc.
Page 57

READ AND AGREED

Tenant:

ETAK, Inc.
a California corporation



By:     /s/
        ---------------------------

Its:    Approved by Law Dept.
        ---------------------------

By:
        ---------------------------

Its:
       ---------------------------

Landlord:


PATRICIAN ASSOCIATES, INC.,


By:     /s/  Kurt D. Schaeffer
        ---------------------------
        Kurt D. Schaeffer, Vice President


By:     /s/ R L Minear
        ---------------------------
        R.L. Minear, Vice President


MENLO BUSINESS PARK,
a California general partnership


By:     /s/ John O. Lewis
        ---------------------------
        John O. Lewis, as general partner


By:     Oltmans Investment Company, as general partner


By:     /s/ J.O. Oltmans
        ---------------------------
        J.O. Oltmans II

Lease Extension
ETAK, Inc.
Page 58

By:     /s/ Basil C. Johnson
        ---------------------------
        Basil C. Johnson


By:     Lorrin C. Tarlton, Jr., and Marilyn L. Tarlton, Trustees, As general partner


By:     /s/ Lorrin C. Tarlton, Jr., Trustee
        --------------------------------------
        Lorrin C. Tarlton, Jr., Trustee


By:     /s/ Marilyn L. Tarlton, Trustee
        ----------------------------------
        Marilyn L. Tarlton, Trustee

Lease Extension
ETAK, Inc.
PAGE 1
                              AMENDMENT TO LEASE



This agreement made this 23rd day of March 1992 by and between Menlo Business Park, a California General Partnership and Patrician Associates, Inc., a California corporation, Lessor and ETAK, Inc., a California corporation, Lessee being the parties to that certain Lease dated March 21, 1988 for the premises located at 1430 O'Brien Drive, Menlo Park, California designated as Suites A, B & C consisting of approximately 25,775 square feet hereby express mutual desire and intent as follows:

Whereas, Lessor desires to lease to Lessee and Lessee desires to lease from Lessor that certain additional approximately 7,407 square foot space, designated as Suite F, adjoining the Lessee's existing space as shown on Exhibit "A2" attached. Now, therefore, it is agreed by and between the parties hereto as follows:

1. That the term of this Agreement shall be for twenty one (21) months and twenty two (22) days commencing the tenth day of March 1992 and ending December 31, 1993 (coterminous with that certain Lease on existing space dated March 21, 1988, per the letter of extension dated August 27, 1991 and signed by Matt Pitchon, Vice President of ETAK).

2. That the monthly rent shall be in accordance to the aforementioned Lease ($0.88/square foot or $6,518.16/month, as of the signing of this Agreement) and that said monthly rent shall be subject to adjustment in accordance with paragraph 5 of said Lease dated March 21, 1988.

3. That the Tenants Percentage Share of Common Area Expenses shall increase by the following amount: 7,407/64,452 = 11.49%. This brings the total Percentage Share to 51.48% for that certain Lease.

4. That the Tenant shall, upon execution of this Agreement, pay an additional security deposit in the amount of $6,518.16 (one month's rent).

5. That all of the other terms and conditions of said Lease remain in full force and effect.

Lease Extension
ETAK, Inc.
PAGE 2

6. That the aforementioned additional space was accepted and occupied by the Tenant as of March 10, 1992, and that rent is to be paid from that date.

7. That the aforementioned additional space was accepted "as is", with NO exceptions.

In Witness whereof the parties hereto have executed this instrument the day and year herein above written.

Lease Extension
ETAK, Inc.
PAGE 3


                              AMENDMENT TO LEASE



LESSEE / TENANT                                LESSOR/LANDLORD


ETAK, Inc., a California corporation           Menlo Business Park, a California
                                               General Partnership


by:     /s/ Matt Pittchon                      by:  /s/ John O. Lewis
        --------------------------                 --------------------------
                                                    John O. Lewis
its:    VP OPS                                      Its General Partner
        --------------------------



                                               Oltman's Investment Company,
                                               a California Limited Partnership



                                               by:     /s/ J.O. Oltamans
                                                       -----------------------
                                                       J.O. Oltmans, II
                                                       General Partner



                                               by:      /s/ Basil Johnson
                                                        ----------------------
                                                        Basil Johnson
                                                        General Partner



                                               Patrician Associates, Inc.,
                                               a California corporation



                                               by:     /s/ Timothy E. Minton
                                                       -------------------------
                                               its:    Timothy E. Minton
                                                       Vice President



                                               by:     /s/ Randall C. Mundt
                                                       -------------------------
                                               its:    Randall C. Mundt
                                                       Vice President

Lease Extension
ETAK, Inc.
PAGE 4

                                EXHIBIT "C"


                            SKETCH OF PROPERTY

                                 EXHIBIT C
                       CONSENT TO SUBLEASE AGREEMENT


The undersigned Landlord under the Master Lease attached hereto as Exhibit "A" hereby consents to the subletting of the premises described therein on the express conditions that:

1. Landlord's consent to the sublease shall not constitute its consent or waiver of consent to any subsequent sublease or sub-sublease, and shall not in any manner increase, decrease or otherwise affect the rights and obligations of Landlord and Tenant under the Master lease unless specifically stated herein.

2. In the event of Sublessee default, it is agreed that Sublessor will remain liable for all the monthly lease payments and any other monies due through the remainder of the lease term, per the Master Lease.

3. This Sublease agreement shall in no way release Sublessor from any obligation or covenant of the Master Lease between Landlord and Tenant.

4. If any monetary default under the Master Lease occurs, Landlord will have the right to collect the rent attributable to the subleased premises directly from Sublessee without (i) waiving any of the Landlord's rights against Sublessor as a result of such default and (ii) becoming liable to Sublessee for any failure of Sublessor to perform any obligation of Sublessor under the Sublease.

5. If at any time prior to the expiration of the term of the Sublease the Master Lease shall terminate or be terminated for any reason (or Tenant's right to possession shall terminate without termination of the Master Lease), the Landlord shall have the right to elect to either: (a) cause the Sublease to simultaneously terminate, (b) upon written demand of Landlord, and not otherwise, to succeed to Sublessor's interest in the Sublease, in which case Sublessee shall attorn to Landlord for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the Master Lease and the Sublease shall be automatically assigned to Landlord upon such written demand. The foregoing provisions of this paragraph shall apply notwithstanding that, as a matter of law, the Sublease may otherwise terminate upon the termination of the Master Lease and shall be self-operative upon such written demand of the Landlord, and no further instrument shall be required to give effect to said provisions. Upon the demand of Landlord, however, Sublessee agrees to execute, from time to time, documents in confirmation of the foregoing provisions of this paragraph satisfactory to Landlord in which Sublessee shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to (i) impair or modify any right otherwise exercisable by the Landlord, whether under the Master Lease, any other agreement or in law, or (ii) in the event of an attornment, cause Landlord to be:

(a) liable for any rent paid by Sublessee to Sublessor more than one month in advance, or any security deposit paid by Sublessee to Sublessor;

(b) liable for any act or omission of Tenant under the Master Lease or for any default of Sublessor under the Sublease that occurred prior to the Landlord's assumption;

(c) subject to any defenses or offsets that Sublessee may have against Sublessor that arose prior to Landlord's assumption; or

(d) bound by any changes or modification made to the Sublease without the written consent of Landlord.

Landlord:


PATRICIAN ASSOCIATES, INC.,
a California Corporation


By:     /s/ Tim Wirta                       By:    /s/  John N. Urban
    -----------------------------               ------------------------------

Print Name: Tim Wirta, Vice President       Print Name: John N. Urban, Vice
                                            President

Its:                                        Its:
     ----------------------------                -----------------------------

MENLO BUSINESS PARK,
a California general partnership


By:     John Owen Lewis Trust UTD April 1, 1991
        As general partner


By:     /s/ John O. Lewis
        ----------------------------
        John O. Lewis, Trustee


By:     Oltmans Investment Company,
        as general partner


By:     /s/ J.O. Oltmans II
        ----------------------------
        J.O. Oltmans II


By:     /s/ Basil C. Johnson
        ----------------------------

Print Name: Basil C. Johnson

By:     Lorrin C. Tarlton, Jr., and Marilyn L. Tarlton,
        Trustees UTD 1-23-75, as general partner


By:     /s/ Lorrin C. Tarlton, Jr.,Trustee
        --------------------------------------
        Lorrin C. Tarlton, Jr., Trustee


By:     /s/  Marilyn L. Tarlton, Trustee
        --------------------------------------
        Marilyn L. Tarlton, Trustee

                            ADDENDUM ONE TO SUBLEASE



Sublessor agrees to the following:

1. Terminate the existing data/phone wiring to a location accessible to Sublessee.

2.       Provide a "doorbell" for guests of Sublessee

3.       Provide janitorial service to Sublessee

4.       Provide access to and use of the ground floor restrooms.

Sublessor also agrees to include the use of the existing office furniture and partitions by Sublessee for the term of the Sublease. Sublessor and Sublessee will list furniture and partition items below within the first week of the Sublease Term.

Any damage to the furniture and partitions, excepting normal wear and tear, will be repaired (or replaced) at the Sublessee's sole expense.

The furniture and partitions will remain intact and with the Premises when the Sublessee vacates the Premises.

Furniture and Partition Inventory Dated September 25, 1998:


Agreed


ETAK, Inc.


By:
      -------------------------------------

Its:  Director, HR & General Affairs



Drug Abuse Sciences, Inc.


By:
      -------------------------------------

Its:    President & CEO

                        FURNITURE AND PARTITION INVENTORY
                            DATED SEPTEMBER 25, 1998



Quantity                     Description
-------                      -----------

2                            6' Executive Metal Desk
1                            8' Plastic Laminated Conference Table
8                            4' tall metal bookcases
2                            3' tall metal bookcases
3                            5' metal desks
2                            round tables (Plastic Laminated)
1                            3' X 5' work table (Plastic Laminated)
11                           2 drawer black metal files (Hon)
11                           red arm-chairs
8                            blue conference table chairs
2                            grey executive chairs
4                            grey guest chairs
6                            trash cans
3                            white boards

                         SUBLEASE AMENDMENT NUMBER 1


This agreement is made this 23 day of October, 1998 by and between ETAK, Inc. (Sublessor) and Drug Abuse Sciences, Inc. (Sublessee) being the parties to that certain Sublease dated October 1,1998 for the Premises located at 1430 O'Brien Dr., Suite E, Menlo Park, CA, consisting of approximately 1,500 leasable square feet.

Now, therefore, it is agreed by and between the parties:

1.2 Neither Sublessee nor any of its employees, agents, guests or invitees shall be permitted to use any space leased to or occupied by Sublessor under or pursuant to the Master Lease which is not included in the Premises, other than such common areas which are appurtenant to or service the Premises and which are necessary for the use and occupancy thereof, limited, however, to the extent that the same are available to Sublessor pursuant to the terms and conditions of the Master Lease.

1.3 This Sublease and the obligation of Sublessee to pay Rent hereunder and perform all of the other covenants and agreements hereunder on the part of Sublessee to be performed shall in no way be affected, impaired or excused because Sublessor is unable to fulfill any of its obligations under this Sublease expressly or implicitly to be performed by Sublessor or because Sublessor is unable to make, or is delayed in making, any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Sublessor is prevented or delayed from so doing by reason of strikes or labor trouble or by accident, adjustment of insurance or by any cause whatsoever reasonably beyond Sublessor's control, including but not limited to, laws, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation or any federal, state, county or municipal authority or any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

2.1 Sublessee shall not make any alterations, additions or improvements to the Premises without obtaining the prior written consent of Landlord (if such consent is required under the terms of the Master Lease) and Sublessor. Sublessor's consent shall not be unreasonably withheld. The performance of such alterations, additions and improvements shall be subject to the terms and conditions of the Master Lease and Sublease.

2.2 If Sublessor shall be unable to give possession of the Premises on the Commencement Date, the Rent reserved and covenanted to be paid herein shall not commence until the date on which Sublessor shall be able to give possession of the Premises to Sublessee, and no such failure to give possession on such scheduled date shall in any wise affect the validity of this Sublease or the obligations of Sublessee hereunder or give rise to any claim for damages by Sublessee or claim for rescission of this Sublease, nor shall the same in any way be construed to extend the Term. If permission is given to Sublessee to enter into the possession of the Premises, other than for the preparation of plans, measurement of and/or decoration of the Premises, Sublessee covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Sublease, including the covenant to pay Rent.

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

14.7 Sublessee hereby waives its right to interpose a counterclaim in any summary proceeding instituted to remove Sublessee from the Premises or in any action or proceeding instituted for the collection of Fixed Rent, Additional Rent or other amounts Sublessee is obligated to pay to Sublessor hereunder unless such counterclaim is compulsory and by the failure to raise such claim in the proceeding or action, Tenant, would lose the right to assert such claim.

14.8 Sublessor covenants, that, as long as Sublessee shall duly observe, perform and comply with all of the terms, covenants and conditions of this Sublease on its part to be observed, performed or complied with, Sublessee shall, subject to all of the terms of the Master Lease and this Sublease, peaceably have, hold and enjoy the Premises during the Term without molestation or hindrance by Sublessor.

14.9 At any time and from time to time within ten (10) days after a written request from Sublessor or Sublessee, Sublessor or Sublessee shall execute, acknowledge and deliver to the other a written statement certifying
(i) that this Sublease has not been modified and is in full force and effect or, if there has been a modification of this Sublease, that this Sublease is in full force and effect as modified, and stating such modifications, (ii) the dates to which the Rent, additional rent and other charges hereunder have been paid, (iii) that to the best of Sublessor's or Sublessee's knowledge, no defaults exist under this Sublease or, if any defaults do exist, specifying the nature of each such default and (iv) as to such other matters as Sublessor or Sublessee may reasonably request.

14.10 If any of the provisions of this Sublease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

14.11 This Sublease shall be governed in accordance with the laws of the State of California.


SUBLESSOR                                 SUBLESSEE
ETAK, Inc.                                Drug Abuse Sciences, Inc.


By:  /s/ Louis F, Connado                 By:  /s/ Stanley A. Kaplan
   -----------------------------             -------------------------------
Print Name: Louis F. Connado                   Stanley A. Kaplan
Its: Director, HR & General Affairs            Its: President & CEO


Landlord:
PATRICIAN ASSOCIATES, INC., a California Corporation


By:  /s/ Tom Wirta                         By:  /s/ Steve W. Pick
    ----------------------------               -----------------------------


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


Print Name: Tim Wirta, Vice President      Print Name: Steve W. Pick, Vice
                                           President


Its:                                       Its:
     -----------------------------              ------------------------------

MENLO BUSINESS PARK, a California general partnership
By:     John Owen Lewis Trust UTD April 1, 1991
        As general partner


By:   /s/ John O. Lewis
    ------------------------------
      John O. Lewis, Trustee


By:   Oltmans Investment Company,
      As general partner


By:   /s/ J.O. Otmans II
    ------------------------------
      J.O. Oltmans II


By:  /s/ Basil C. Johnson
    ------------------------------

Print Name: Basil C. Johnson


By:   Lorrin C. Tarlton, Jr., and Marilyn L. Tarlton,
      Trustees UTD 1-23-75, as general partner


By:  /s/  Lorrin C. Tarlton, Jr., Trustee
    --------------------------------------
     Lorrin C. Tarlton, Jr., Trustee


By:  /s/ Marilyn L. Tarlton, Trustee
    --------------------------------------
      Marilyn L. Tarlton, Trustee



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